UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Courier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

COURIER CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

January 20, 2010

To the Stockholders of

 COURIER CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of COURIER CORPORATION (the “Corporation”) will be held at the Radisson Hotel Nashua, 11 Tara Boulevard, Nashua, New Hampshire, at 11:00 A.M. on Wednesday, January 20, 2010 for the following purposes:

1.               To elect three Class C Directors to hold office for a term of three years and until their respective successors shall be elected and shall have been duly qualified;

2.               To approve an amendment to the Courier Corporation 1999 Employee Stock Purchase Plan, which would increase the number of shares available for grant thereunder by 300,000 shares, representing approximately 2.5% of the outstanding shares of common stock, as described in the attached Proxy Statement.

3.               To consider and act upon a proposal to adopt the Courier Corporation 2010 Stock Equity Plan for Non-Employee Directors, replacing the 2005 Stock Equity Plan for Non-Employee Directors as described in the attached Proxy Statement.

4.               To ratify and approve the selection by the Audit and Finance Committee of the Corporation’s Board of Directors of Deloitte & Touche LLP as independent auditors for the Corporation for the current fiscal year ending September 25, 2010; and

5.               To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 23, 2009 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

RAJEEV BALAKRISHNA

Secretary and Clerk

15 Wellman Avenue

North Chelmsford, Massachusetts 01863

December 4, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on January 20, 2010 – The proxy statement and annual report are also available online for viewing at www.courier.com.

If you do not expect to attend in person, it would be appreciated if you would fill in and sign the enclosed proxy and return it promptly in the enclosed envelope.  You may also vote your shares through the Internet or by telephone as indicated on the enclosed proxy card.

PROXY STATEMENT

COURIER CORPORATION

15 Wellman Avenue

North Chelmsford, Massachusetts 01863

ANNUAL MEETING OF STOCKHOLDERS

January 20, 2010

NATURE OF SOLICITATION

This Proxy Statement is furnished in connection with and accompanies a Proxy Card (the “Proxy”) for and Notice of Annual Meeting of Stockholders (the “Notice”) of Courier Corporation (the “Corporation” or “Courier”), to be held Wednesday, January 20, 2010 at 11:00 A.M. at the Radisson Hotel Nashua, 11 Tara Boulevard, Nashua, New Hampshire, for the purposes set forth in the Notice.  The solicitation is made on behalf of the Board of Directors of the Corporation (the “Board of Directors” or “Board”).

This Proxy Statement and the accompanying Notice and Proxy are first being sent to stockholders on or about December 4, 2009.  The Board of Directors has fixed the close of business on November 23, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).

The cost of preparing, assembling and mailing the Proxy and Notice and this Proxy Statement and of soliciting Proxies is to be borne by the Corporation.  In addition to the use of the mails, solicitation may be made by telephone and personally by employees and Directors of the Corporation.  Georgeson Shareholder Communications, Inc. has been hired by the Corporation to act as a distribution agent and solicitor only with respect to record holders who are brokers, dealers, banks or other entities that exercise fiduciary powers in nominee name or otherwise, at a fee of approximately $6,000.  The Corporation will also bear the expense of record holders who are banks, brokers and other fiduciaries or nominees who may forward Proxies and proxy material to beneficial owners of such shares.

Any Proxy given pursuant to this solicitation may be revoked by the person giving it prior to the exercise of the powers conveyed by it by filing with the Secretary/Clerk of the Corporation a written revocation or duly executed Proxy bearing a later date, properly casting a new vote through the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities, or by attending the Annual Meeting and voting in person.  Unless a Proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or at any adjournment thereof in the manner hereinafter described.

The Annual Report of the Corporation for the fiscal year ended September 26, 2009, including the Form 10-K for the fiscal year ended September 26, 2009, is being mailed to stockholders concurrently with this Proxy Statement.

VOTING SECURITIES

As of the Record Date, the securities outstanding and entitled to vote at the Annual Meeting consist of 11,956,586 shares of Common Stock, par value $1 per share, of the Corporation (the “Common Stock”).  Only holders of record on the Record Date will be entitled to vote at the Annual Meeting.  Each stockholder is entitled to one vote, in person or by proxy, for each share held.  A majority in interest of all shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the meeting (5,978,294 shares).  Abstentions and broker non-votes shall be counted in determining the number of shares present at the Annual Meeting.

A plurality of votes properly cast for the election of Directors by stockholders attending the Annual Meeting in person or by proxy will elect Directors to office.  A majority of votes properly cast at the Annual Meeting is required for approval of the Amendment to the 1999 Employee Stock Purchase Plan, the 2010 Stock Equity Plan for Non-Employee Directors and the ratification of the auditors.  Abstentions and broker non-votes will not be counted as votes cast at the Annual Meeting.  Under the Corporation’s Corporate Governance Guidelines, Directors who do not receive a majority of the shares outstanding are required to submit their resignation to the Board of Directors.  The Board of Directors then determines whether to accept such resignation as set forth in the Corporate Governance Guidelines.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the ownership of Common Stock by each Director, by each executive officer named in the Summary Compensation Table below (each a “Named Executive Officer”), by all Directors and executive officers of the Corporation as a group, and by any person or group known to the Corporation to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.  The number of shares beneficially owned by each person and entity is determined according to the rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty days of the Record Date through the exercise of an option or similar right.  Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by such person or entity.

	Number of Shares
	Beneficially		% of Shares
Name	Owned (1)(2)(3)		Outstanding

James F. Conway III	909,843	(4)	7.6%
Paul Braverman	9,493		<0.1%
Kathleen Foley Curley	46,340		0.4%
Edward J. Hoff	380,322	(5)	3.2%
Arnold S. Lerner	81,841	(6)	0.7%
Peter K. Markell	31,572		0.3%
Ronald L. Skates	41,977	(7)	0.4%
Robert P. Story, Jr.	326,075	(8)	2.7%
W. Nicholas Thorndike	66,003	(9)	0.6%
Susan L. Wagner	32,375		0.3%
Peter M. Folger	72,096		0.6%
Rajeev Balakrishna	16,919		0.1%
Eric J. Zimmerman	77,142		0.6%
All Directors and Executive Officers as a Group (13 persons)	2,091,998		17.1%
T. Rowe Price Associates, Inc.	1,217,400	(10)	10.2%
Barclays Global Investors NA	665,840	(11)	5.6%

(1) The information concerning the amount of Common Stock beneficially owned by each of the Directors and executive officers was furnished to the Corporation by each such Director or executive officer.  The address for the Directors and executive officers is c/o Courier Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.

(2) Includes shares subject to options exercisable within sixty days of the Record Date as follows:  Mr. Conway, 50,609 shares; Mr. Braverman, 3,567 shares; Prof. Curley, 26,727 shares; Mr. Hoff, 26,727 shares; Mr. Lerner, 26,727 shares; Mr. Markell, 26,727 shares; Mr. Skates, 26,727 shares; Mr. Story, 49,527 shares; Mr. Thorndike, 16,758 shares; Ms. Wagner, 26,727 shares; Mr. Folger, 14,746 shares; Mr. Balakrishna, 5,602 shares; Mr. Zimmerman, 8,359 shares; and all Directors and executive officers as a group, 309,530 shares.  For purposes of calculating the percentage of shares outstanding with respect to each individual and the group, the shares subject to such options have been treated as if they were issued and outstanding only as to such individual or group.

(3) Includes shares allocated to individual accounts in the Courier Employee Stock Ownership Plan (the “ESOP”) as follows:  Mr. Conway, 9,956 shares; Mr. Story, 7,090 shares; Mr. Folger, 4,590 shares; and Mr. Zimmerman, 197 shares.

(4) Includes 269,211 shares owned by the James F. Conway, Jr. Trusts of which Mr. Conway III is a trustee with shared voting and investment power as to these shares.  Mr. Conway’s address is c/o the Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.

(5) Includes 100,000 shares pledged by Mr. Hoff against a line of credit with UBS Financial Services, Inc.

(6) Includes 5,062 shares owned by Mr. Lerner’s wife, as to which shares Mr. Lerner disclaims beneficial ownership.

(7)  Includes 900 shares owned by family trusts of which Mr. Skates is a trustee with shared voting and investment power as to these shares, as to which he disclaims beneficial ownership.

(8) Includes 4,050 shares owned by Mr. Story’s wife, as to which shares Mr. Story disclaims beneficial ownership.

(9)  Includes 4,500 shares owned by a family trust of which Mr. Thorndike is a trustee with shared voting and investment power as to these shares, as to which he disclaims beneficial ownership.

(10) Based upon information provided by T. Rowe Price Associates, Inc. (“Price Associates”) as of the Record Date.  The total shares held of 1,217,400 are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 1,039,300 shares representing 8.7% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or power to vote the securities. Price Associates has sole dispositive power for the entire holding of 1,217,400 shares and has sole voting power for 175,700 shares.  For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.  The address for Price Associates is 100 East Pratt Street, Baltimore, MD 21202.

(11)  Based upon the most recent Form 13F filing with the Securities and Exchange Commission by Barclays Global Investors NA as of September 30, 2009, Barclays owned 665,840 shares. The address for Barclays Global Investors NA is 45 Fremont Street, San Francisco, CA 94105.

ITEM 1:  ELECTION OF DIRECTORS

Pursuant to the By-Laws, the Corporation’s directorships are divided into three classes, consisting of Class A, Class B and Class C Directors.  The term of each directorship is three years and the terms of the three classes are staggered in such a manner that only one class is elected in any one year.  Three Class C Directors are to be elected at the 2010 Annual Meeting.  If elected, each of the three Class C Directors will serve until the 2013 Annual Meeting and until his successor shall have been elected and duly qualified or until his earlier death, incapacity, resignation or removal.  Proxies not limited to the contrary will be voted to elect Paul Braverman, Peter K. Markell and Ronald L. Skates as Class C Directors.  Messrs. Braverman, Markell and Skates are presently Class C Directors having terms expiring at the 2010 Annual Meeting.  The Board has no reason to believe that any of the Director nominees will be unavailable.  In the event that a nominee is not available, the Board of Directors may decrease the number of Directors or choose a different nominee.  If a substitute nominee is chosen, the proxy will be voted for the substitute nominee unless other instructions are given.

Under the By-Laws, the Board is required to have at least 5 Directors and no more than 11 Directors.  The exact size is set by the Board by resolution from time to time.  Following Mr. Lerner’s retirement, the size of the Board will be set at 9 Directors.

Messrs. Markell and Skates were previously elected by the stockholders, and Mr. Braverman was elected by the Board of Directors on June 23, 2009.

The Board of Directors unanimously recommends a vote FOR the three Director Nominees listed below.

Nominee’s or Director’s Name	Age	Position(s) with the Company	Year Directorship Began/ Year Term Expires	Class of Director

Nominees for Class C Directors
Paul Braverman (1)(2)(3)	60	Director	2009-2010	C
Peter K. Markell (1)(2)(3)	54	Director	2004-2010	C
Ronald L. Skates (1)(2)(3)	68	Director	2003-2010	C

Directors Continuing in Office
James F. Conway III	57	Chairman, President & CEO	1988-2012	B
Kathleen Foley Curley (2)(3)	58	Director	1995-2012	B
W. Nicholas Thorndike (2)(3)	76	Director	1989-2012	B
Edward J. Hoff (2)(3)	54	Director	1989-2011	A
Robert P. Story, Jr.	58	Executive Vice President & COO	1995-2011	A
Susan Wagner (2)(3)	60	Director	2004-2011	A
Arnold S. Lerner (1)(2)(3)(4)	79	Director	1989-2010	C

(1) Member of Audit and Finance Committee

(2) Member of Nominating and Corporate Governance Committee

(3) Member of Compensation and Management Development Committee

(4) Retiring January 20, 2010

Nominees for Election as Class C Directors

Paul Braverman — Mr. Braverman, age 60, has been a Director of the Corporation since June 2009.  He was a Partner and Chief Financial Officer of Wellington Management Company, LLP from 1986 to 2007.  Prior to that he served as corporate pension manager for Digital Equipment Corporation from 1980 to 1986 and as tax counsel from 1977 to 1980; director of taxation and international controller for Data Terminal Systems from 1978 to 1980; and tax manager for Arthur Young & Co. from 1973 to 1977.  He is currently a Director of Brigham and Women’s Hospital, Faulkner Hospital and Schepens Eye Research Institute, a trustee of the New England Conservatory, and a member of the Partners HealthCare Real Estate Committee.  Mr. Braverman was previously elected by the Board of Directors on June 23, 2009 as a Class C Director to serve until the 2010 Annual Meeting.

Peter K. Markell — Mr. Markell, age 54, has been a Director of the Corporation since November 2004.  He joined Partners HealthCare System, Inc. as Vice President for Finance in 1999. He had previously been a partner at Ernst & Young LLP from 1988 to 1998. He is a director of Eastern Bank.  Mr. Markell was previously elected as a Class C Director to serve until the 2010 Annual Meeting.

Ronald L. Skates — Mr. Skates, age 68, has been a Director of the Corporation since 2003, and he is currently Chairperson of the Audit and Finance Committee.  He is a private investor. From 1989 through 1999, he was President and Chief Executive Officer of Data General Corporation, a computer and storage manufacturer. He retired in 1999 when EMC Corp. acquired the company. Prior to joining Data General in 1986, Mr. Skates was a Certified Public Accountant and a partner with Price Waterhouse & Co. He is a Director of Gilbane Corporation, Raytheon Company and State Street Corporation. Mr. Skates is a Trustee of Massachusetts General Physicians’ Organization, Inc. Mr. Skates was previously elected as a Class C Director to serve until the 2010 Annual Meeting.

Directors Continuing in Office

The following persons are incumbent Directors and have unexpired terms as Class A and Class B Directors as indicated.  Mr. Lerner is a Class C Director and will be retiring at the end of his term on January 20, 2010.

James F. Conway III — Mr. Conway, age 57, has been a Director of the Corporation since 1988.  Mr. Conway was elected Chairman of the Corporation on September 22, 1994 and also serves as President and Chief Executive Officer.  He had been Acting Chairman, President and Chief Executive Officer since December 1992, and President and Chief Operating Officer from 1988 to 1992. He is a Director of Enterprise Bancorp Inc. Mr. Conway was previously elected to serve as a Class B Director until the 2012 Annual Meeting.

Kathleen Foley Curley — Professor Curley, age 58, has been a Director of the Corporation since 1995, and she is currently Chairperson of the Nominating and Corporate Governance Committee.  She joined Boston University School of Management as a Research Professor in 2002. She had been Senior Vice President and Chief Community Builder at Communispace Corporation from 2000 to 2002 and Executive Director of Lotus Institute since 1999.  Prior to her industry positions, she was a tenured Professor at Northeastern University College of Business Administration in Management Information

Systems between 1982 and 1997. Professor Curley was previously elected to serve as a Class B Director until the 2012 Annual Meeting.

W. Nicholas Thorndike — Mr. Thorndike, age 76, has been a Director of the Corporation since 1989, and currently serves as Lead Director in meetings of the independent Directors.  He is an independent trustee of the mutual funds of Grantham, Mayo, and Van Otterloo (GMO).  He has also served as a Trustee of Massachusetts General Hospital from 1969 to 1999 and now serves as Honorary Trustee, and was the Chairman of the Board from 1987 to 1992 and President from 1992 to 1994.  Until December 1988, he was Chairman and Managing Partner of Wellington Management Company. Mr. Thorndike was previously elected to serve as a Class B Director until the 2012 Annual Meeting.

Edward J. Hoff — Mr. Hoff, age 54, has been a Director of the Corporation since 1989, and he is currently Chairperson of the Compensation and Management Development Committee.  He joined IBM as Vice President, Learning in 2001 and serves as a member of the IBM Senior Leadership Team. He was President of Leadership Development Inc., a management development firm, from 1998 to 2001.  He had been a Partner at The Center for Executive Development from 1992 to 1998. Mr. Hoff was previously elected as a Class A Director to serve until the 2011 Annual Meeting.

Robert P. Story, Jr. — Mr. Story, age 58, has been a Director of the Corporation since 1995.  He was elected Executive Vice President and Chief Operating Officer of Courier in November 2006.  Mr. Story has operational responsibility for the Corporation’s publishing and book manufacturing operations.  He joined the Corporation in 1986 as Vice President and Treasurer and served as Senior Vice President and Chief Financial Officer from April 1989 through October 2006.  Mr. Story was previously elected as a Class A Director to serve until the 2011 Annual Meeting.

Susan L. Wagner — Ms. Wagner, age 60, has been a Director of the Corporation since November 2004.  She is Vice President, Global Strategic Insights, Johnson and Johnson Group of Consumer Companies, a position she has held since September 2008.  Prior to that time she was Vice President, Strategic Insights, Pepsi-Cola Company from 2006 to 2008, Vice President of Consumer and Market Knowledge, Procter and Gamble from 2005 to 2006, Vice President of Market Research, Personal Care Group for the Gillette Company from 2002 to 2005 and Vice President of Strategic Market Intelligence, Duracell, from 1998 to 2002.  Ms. Wagner was previously elected as a Class A Director to serve until the 2011 Annual Meeting.

Arnold S. Lerner (Retiring Director) — Mr. Lerner, age 79, has been a Director of the Corporation since 1989.  He is a Director and Vice Chairman of Enterprise Bancorp Inc.  Previously, he was a partner in twenty radio stations. Mr. Lerner was previously elected as a Class C Director to serve until the 2010 Annual Meeting.  He will be retiring effective January 20, 2010 when his term ends.

CORPORATE GOVERNANCE

The Corporation’s Corporate Governance Guidelines, the charters of the Nominating and Corporate Governance Committee, the Audit and Finance Committee (attached as Attachment A), and the Compensation and Management Development Committee, the Corporation’s Business Conduct Guidelines, and the Environmental, Health and Safety Policy are available on the Corporation’s website at www.courier.com.  Printed copies are available free of charge by contacting General Counsel, Courier Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.

Code of Ethics

On November 4, 2003, the Board of Directors adopted, and subsequently amended on September 18, 2007, The Courier Corporation Business Conduct Guidelines for all its directors, officers and employees.  The Courier Corporation Business Conduct Guidelines have been posted on the Corporation’s website at www.courier.com.

Board Meetings and Committees

The Board of Directors held a total of eight meetings during the fiscal year ended September 26, 2009.  The Board of Directors has established the following separately designated standing committees: an Audit and Finance Committee, a Compensation and Management Development Committee and a Nominating and Corporate Governance Committee.

Audit and Finance Committee

The Audit and Finance Committee (the “Audit Committee”) consists of Messrs. Braverman, Lerner, Markell, and Skates.  Mr. Skates serves as Chairperson of the Audit Committee. The Board of Directors has determined that Messrs. Skates, Markell, and Braverman each meet all of the qualifications of an Audit Committee Financial Expert, as defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934.  All the members of the Audit Committee are “independent”, under the rules of the NASDAQ Global Select Market (“NASDAQ”) and the Commission.  The functions of the Audit Committee include appointment and oversight of independent auditors for the Corporation; determination of compensation payable to the independent auditors; consultation with the Corporation’s independent auditors regarding the plan of audit; review, in consultation with the independent auditors, of their audit report and management letter; and review of reports and recommendations of the Corporation’s internal audit department. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters.  These procedures, along with the Audit Committee Charter are available to stockholders on the Corporation’s website at www.courier.com. The Audit Committee Charter is attached hereto as Attachment A.  The Audit Committee held four meetings during the last fiscal year.  A part of each of the meetings was held with representatives of the Corporation’s independent auditors outside of the presence of management.  The Audit Committee also met separately with the Corporation’s internal audit manager at each of these formal meetings.

Compensation and Management Development Committee

The Compensation and Management Development Committee (the “Compensation Committee”) consists of Messrs. Braverman, Hoff, Lerner, Markell, Skates, and Thorndike, Ms. Wagner and Professor Curley.   Mr. Hoff serves as Chairperson of the Committee.  All the members of the Compensation Committee are “independent” under the rules of NASDAQ and the Commission.  The Compensation Committee administers the Corporation’s executive compensation programs and approves the compensation of executive officers.  The Compensation Committee Charter is available to stockholders on the Corporation’s website at www.courier.com.  The Committee meets each September and

November to formally review executive compensation and may meet at other times during the year on compensation matters.

At its meeting in September of each year, the Compensation Committee reviews compensation data provided by the Vice President of Human Resources to establish compensation targets for the executives for the upcoming fiscal year.  The Compensation Committee has not engaged any compensation consultant to assist it in its compensation decisions.  As part of the process of setting executive compensation targets, the Compensation Committee reviews the following:

•                  Compensation tally sheets for the Chief Executive Officer (“CEO”) and each executive as prepared by the Vice President of Human Resources.  The overall purpose of these tally sheets is to bring together, in one place, all of the elements of actual and potential future compensation of our named executive officers.  The tally sheets provide a four-year review of all compensation earned by the executives under our Executive Compensation Program, including salary, bonuses, perquisites, company contributions made on executives’ behalf to the Corporation’s retirement plan and deferred compensation plan, the value of stock options and restricted stock grants, and potential future payments under long-term plans and change in control arrangements.

•                  Compensation data of other companies of similar size or in similar industries as the Corporation.  For fiscal year 2009, the Compensation Committee reviewed compensation data of executives from our peer group, which consisted of Borders Group; Bowne & Co.; Consolidated Graphics, Inc; Ennis, Inc.; The Standard Register Company; Scholastic Corporation; and John Wiley & Sons, Inc.; and survey data as provided through The Survey Group 2008 Management Compensation Survey, which is a survey of compensation from 298 Massachusetts-based companies, reported on an aggregate basis based on size, industry, and geographic location without reference to company names.

Each year at the September meeting, the Compensation Committee also grants stock options and restricted stock awards to the CEO and other executives as part of their compensation package for the next fiscal year.

At its November meeting each year, following its review of the prior fiscal year’s operating results, the Compensation Committee approves awards earned under our Executive Compensation Program for the fiscal year just ended.  In addition, the Compensation Committee reviews the compensation targets it established for the CEO and other executives at the September meeting and formally approves the compensation of the CEO and the proposed compensation for the other executives for the new fiscal year.  The Compensation Committee also sets the performance targets for the new fiscal year’s performance-based incentive plans.

Management’s Role in the Compensation-Setting Process.  The CEO provides his evaluation of the performance of the other executives to the Compensation Committee.  Using tally sheets and peer group and company survey data as prepared by the Vice President of Human Resources described above, he recommends salary, non-equity incentive compensation, and equity compensation for the other executives, and recommends the business performance targets and objectives for approval by the Compensation Committee in connection with incentive compensation plans.  The CEO does not participate in discussions of his compensation by the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of Messrs. Braverman, Hoff, Lerner, Markell, Skates, and Thorndike, Ms. Wagner and Professor Curley.  Professor Curley serves as Chairperson of the Nominating Committee.  All the members of the Nominating Committee are “independent” under the rules of NASDAQ.  The Nominating and Corporate Governance Committee Charter is available to stockholders on the Corporation’s website at www.courier.com.

The Nominating Committee, on behalf of the Board of Directors, is responsible for identifying individuals qualified to become Board members and recommending to the Board Director nominees for election, including nominees to be elected or re-elected as Directors at each annual meeting of stockholders, as more fully detailed in the Nominating Committee charter.  The Nominating Committee also periodically reviews and monitors the Corporation’s performance against the corporate governance guidelines established by the Committee.  Each of the Directors is in compliance with the stock ownership requirements set forth in the corporate governance guidelines.

To fulfill its responsibility to recruit and recommend to the full Board nominees for election as Directors, the Nominating Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications.

•                  The Nominating Committee looks for nominees to have the highest personal and professional integrity, demonstrated exceptional ability and judgment, and effectiveness in serving the long-term interests of the shareholders as a member of the Board.

•                  The Nominating Committee may consider whether the nominee has direct experience in the printing or publishing industry or in the markets in which the Corporation operates and whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

•                  The Nominating Committee must ensure that the Board has sufficient “independent” directors (as defined under NASDAQ’s rules) and sufficient “audit committee financial experts” on the Board to satisfy all applicable rules of NASDAQ and the Securities and Exchange Commission, including rules regarding the composition of certain committees of the Board.

•                  The Nominating Committee considers the number of other boards of public companies on which a candidate serves under our Corporate Governance Guidelines.

The Nominating Committee considers candidates for Director suggested by our shareholders, provided that the recommendations are made according to the procedures required under our By-laws and described in this Proxy Statement under the heading “Miscellaneous — Stockholder Proposals.”   Shareholder nominees whose nominations comply with these procedures and who meet the criteria outlined above, in the Nominating Committee’s Charter, and in our Corporate Governance Guidelines, will be evaluated by the Nominating Committee in the same manner as the Nominating Committee’s nominees.

The Nominating Committee recommended that Messrs. Braverman, Markell and Skates each be nominated for election to serve as Class C Directors until the 2013 Annual Meeting.  The Nominating Committee held two meetings during the last fiscal year.

Participation at Meetings

Each Director attended at least 75% of the total number of meetings held by the Board of Directors and each committee on which he or she served during fiscal year 2009. According to a resolution passed by the Board of Directors, all Directors are expected to attend our annual meeting, and all of the Directors did attend the 2009 Annual Meeting.

Contacting Members of the Board of Directors

The policy of the Board of Directors is that stockholders of the Corporation may contact the Board of Directors, including the Chairman of the Board, the independent Directors as a group, or any individual Director, by writing to the Board of Directors c/o, Courier Corporation, Attention: Compliance Officer, 15 Wellman Avenue, North Chelmsford, MA 01863.  Such writing must clearly specify the name of the individual Director or group of Directors to whom such writing is addressed.

If you wish to contact the Audit Committee to report complaints or concerns regarding accounting, internal accounting controls or auditing matters, you may do so by writing to the Compliance Officer, Courier Corporation, 15 Wellman Avenue, North Chelmsford, MA 01863.  You are welcome to make such reports anonymously.

We recommend that all correspondence be sent via certified U.S. mail, return receipt requested.  All such correspondence received in this manner will be forwarded to the relevant Director or group of Directors or other addressee.

Director Independence

The Board of Directors has determined that each of Messrs. Braverman, Hoff, Lerner, Markell, Skates and Thorndike, Prof. Curley and Ms. Wagner is an “independent director” in accordance with corporate governance rules of NASDAQ.  Therefore, the Corporation currently has a majority of “independent directors.”

Meetings of Independent Directors

Independent directors of the Corporation regularly meet in executive session outside the presence of management.  The presiding director for these meetings is Mr. Thorndike.  Any interested parties who wish to make their concerns known to the independent directors may avail themselves of the procedures listed above in the section of this Proxy Statement entitled “Contacting Members of the Board of Directors.”

Related Party Transactions

Under the terms of the Audit Committee charter and its Business Conduct Policy, information about transactions involving related persons are reviewed by the independent directors of the Corporation.  Related persons include, among others, the Corporation’s directors and executive officers, as well as immediate family members of directors and officers.  If the determination is made that a related person has a material interest in any transaction of the Corporation, then the Corporation’s independent directors would review, and if it were in the best interests of the Corporation, approve or ratify it.  In addition, the transaction would be required to be disclosed in accordance with the Commission’s rules.  There were no related party transactions in fiscal 2009.

Directors’ Compensation

On January 14, 2009, the Corporation paid its non-employee Directors (Messrs. Hoff, Lerner, Markell, Skates and Thorndike, Prof. Curley and Ms. Wagner) an annual retainer of $25,000 for calendar year 2009.  Mr. Braverman received a pro-rata amount when he joined the Board in June 2009.  During fiscal year 2009, for any meeting in which they participated, they also received meeting fees of $1,250 per meeting of the Board of Directors and any committee of the Board of Directors or $625 for any such meeting held by phone and lasting less than one-half hour. The Corporation paid annual retainer fees to non-employee Directors who serve as Chairpersons of Committees of the Board of Directors as follows:  Compensation Committee, $10,000; Audit Committee, $10,000; and Nominating Committee, $5,000.  Non-employee directors may receive additional fees for service on executive, strategic initiative, shareholder value and other special committees that the Board of Directors may from time to time establish.  Total compensation earned for fiscal 2009 for each of the non-employee Directors is detailed in the table below.

For fiscal 2009, the non-employee Directors were allowed, at their election, to receive all or one-half of their annual retainer fees for services as Directors and as Chairpersons of Committees (“annual retainer fees”) in the form of stock units or shares of Common Stock pursuant to the Corporation’s 2005 Stock Equity Plan (the “Stock Equity Plan”).  On January 14, 2009 and on July 15, 2009 for Mr. Braverman, an aggregate of 10,542 shares were awarded to the following Directors who elected to receive shares in lieu of cash:  Mr. Braverman, 926 shares; Mr. Hoff, 2,321 shares; Mr. Markell, 1,658 shares; Mr. Skates, 2,321 shares; Mr. Thorndike, 1,658 shares; and Ms. Wagner, 1,658 shares.  In addition, on the date of each annual meeting of stockholders all non-employee Directors received an annual stock option award with an exercise price equal to the fair market value on the grant date.  This option award is for a number of shares of common stock equal to the lesser of 6,000 shares or $50,000 based on the Black-Scholes option pricing model.   For 2009, options for 6,000 shares of Common Stock each, or an aggregate of 42,000 shares, were granted on January 14, 2009 at an exercise price of $15.08 per share to all non-employee Directors except Mr. Braverman who was granted an option for 3,567 shares on July 15, 2009 at an exercise price of $16.05 per share.  All such options have a term of five years from the date of grant, are exercisable immediately and (except for transfers to or for the benefit of the Director’s immediate family) are non-transferable otherwise than by will or the laws of descent and distribution.  Both the stock grant and option awards were fully vested on the date of grant.

Directors’ Compensation Table - 2009

	Fees Earned or	Stock	Option	Total
Name of Director	Paid in Cash ($)	Awards($)	Awards($)	($)
	(1)	(2)	(3)(4)
Paul Braverman	6,250	14,863	14,841	35,954
Kathleen Foley Curley	45,000	0	19,035	64,035
Edward J. Hoff	15,000	35,000	19,035	69,035
Arnold S. Lerner	45,000	0	19,035	64,035
Peter K. Markell	20,000	25,000	19,035	64,035
Ronald L. Skates	16,250	35,000	19,035	70,285
W. Nicholas Thorndike	13,750	25,000	19,035	57,785
Susan L. Wagner	13,750	25,000	19,035	57,785

(1)          This column includes Board and Committee meeting fees paid in cash.  It also includes annual retainers and committee retainers, as described above.

(2)          This column reflects the value of the stock grants that were awarded to those Directors who chose to receive all or part of their annual retainer and committee retainer in shares of stock, as described above.

(3)          This column reflects the Black-Scholes value of the annual stock option awards granted at the closing market price on January 14, 2009, the date of the annual meeting of stockholders, and on July 15, 2009 the grant date for Mr. Braverman’s award.

(4)          Non-employee Directors had the following aggregate stock options outstanding at the end of fiscal 2009:

Stock Options Outstanding (#)

Paul Braverman	3,567
Kathleen Foley Curley	26,727
Edward J. Hoff	26,727
Arnold S. Lerner	26,727
Peter K. Markell	26,727
Ronald L. Skates	26,727
W. Nicholas Thorndike	16,758
Susan L. Wagner	26,727

The non-employee Directors do not receive non-equity incentive plan compensation, pension, or non-qualified deferred compensation, nor did they receive any other form of compensation.  Therefore, the columns titled “Non-Equity Incentive Plan Compensation”, “Change in Pension Value and Non-qualified Deferred Compensation Earnings” and “All Other Compensation” were intentionally omitted from the Directors’ Compensation table.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process.

Management is responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.  The Corporation’s independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the fiscal year ended September 26, 2009 with the Corporation’s management and has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 as amended, “Communication with Audit Committees”.  In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence.  Finally, the Audit Committee has discussed with Deloitte & Touche LLP such firm’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended September 26, 2009, for filing with the Securities and Exchange Commission.

Ronald L. Skates	Paul Braverman	Arnold S. Lerner	Peter K. Markell

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

The goals of our Executive Compensation Program are to:

•                  attract and retain high quality management talent and to motivate them to build and sustain value for shareholders;

•                  provide aggregate compensation opportunities that, when performance goals are achieved, will be comparable to those provided by other companies with revenues and operating characteristics similar to us; and

•                  establish for employees in management positions a significant risk/reward compensation structure through incentive pay plans.

Our Executive Compensation Program is designed to accomplish these goals by providing an annual incentive to motivate executives to achieve our annual earnings goals and two long-term incentives tying executives’ compensation to the results of the business decisions they make and to the creation of shareholder value over the long term.

Compensation Elements

The cash- and stock-based, short- and long-term components of our Executive Compensation Program begin with a total compensation amount established for each executive officer.  In determining total compensation amounts, the Committee considers the following:

•                  compensation data of companies of a similar revenue size, in similar markets and in regional areas in which we compete for executive talent.  Those companies are listed above on page 8.  However, there is no attempt to benchmark total compensation of executive officers to particular levels (e.g., median, salary midpoint) within the survey group data.  The Committee reviews the compensation data to make sure that the total compensation paid to our executives remains competitive.

•                  the total compensation earned by executives over the past four years as provided on tally sheets provided to the Committee.  The tally sheet information provides confirmation to the Committee that our compensation program is indeed performance-based.

•                  the Corporation’s initiatives for the new fiscal year, and the challenges in achieving those initiatives.

•                  the performance of our executives and the company as a whole.

•                  individual job responsibilities of our executives.

Our Executive Compensation Program is designed such that three of the four compensation components are variable; therefore, total compensation can fluctuate significantly year-to-year if performance targets are exceeded, achieved, or not attained.

Total compensation, as defined in our plan, is comprised of a fixed pay component, which is base salary, and up to three variable pay components, which consist of an annual cash bonus, a long-term stock incentive, and a long-term performance incentive.  The Committee uses as a guide a target pay mix for the four compensation components.  For the CEO, the target pay mix is 45 percent in fixed pay, 20 percent in annual cash bonus, 20 percent in the long-term stock incentive, and 15 percent in a long-term performance incentive.  For the other executive officers, the target pay mix is 50 percent in fixed pay, 20 percent in annual cash bonus, 15 percent in the long-term stock incentive, and 15 percent in the long-term performance incentive. The Committee believes it is reasonable and appropriate for executive officers to have at least half of their total compensation in the form of variable pay. The Committee further believes it is appropriate for the CEO to have a higher percentage of his total compensation in the form of variable pay because of the importance of his role to grow the Corporation and increase total shareholder returns.  The actual pay mix among all of these components may fluctuate year to year among individual executives.

The total compensation for fiscal 2009 for all of the executives, with the exception of Mr. Zimmerman, consisted of the four compensation components described above.  Mr. Zimmerman, in his role as Vice President of Publishing, has his entire long-term incentive delivered as a long-term stock incentive, rather than a performance incentive, to encourage greater stock ownership and because the publishing segment is expected to have less impact on our return on assets (“ROA”) and more impact on our long-term shareholder value.

There is some disparity between the total compensation paid to our top two named executive officers and the other named executive officers.  This is primarily because Messrs. Conway and Story have a long tenure as executives while Messrs. Folger, Balakrishna, and Zimmerman have been promoted to their executive management roles only in recent years.

1.  Base Salary.  The base salary is designed to compensate executives for fulfilling their job responsibilities, their expected contribution to our performance, and to aid in their attraction and retention.  In November 2008, the Committee approved a 3 percent base salary increase for fiscal year 2009 for all executives, including the CEO, consistent with the Corporation’s overall compensation increases for its employees budgeted for fiscal 2009.  In light of the Corporation’s fiscal 2009 performance, at its meeting in November 2009, the Committee froze base salaries for fiscal 2010 at their 2009 level for all executives, including the CEO.

2.  Annual Cash Bonus.  The annual cash bonus is intended to promote the achievement of our business goals and annual earnings objectives, and is entirely based on quantitative objectives established by the Committee at its November meeting.  An “annual cash bonus target” is set by the Committee for each executive for the fiscal year, which corresponds to an earnings target.  If the earnings target is met for the fiscal year, the executive earns his annual cash bonus target for the year.  The cash bonus plan provides for the actual amount of annual cash bonus awards to vary from 0 percent of target to 200 percent of target depending on the Corporation’s actual earnings for the fiscal year.  No annual cash bonus is earned unless a minimum earnings threshold is achieved, at which an executive earns 25 percent of the annual cash bonus target.  Earnings targets are set in 25 percent increments, from 25 percent to a maximum of 200 percent, at which an executive may earn that percentage of his annual cash bonus target based on the earnings target.

All executives had a portion of their annual cash bonus for fiscal 2009 based on an earnings per share target for the Corporation.  Earnings growth is a key measure that we use to measure our performance year to year.  Therefore, the Committee believes it is appropriate to use an earnings per share measure for the annual cash bonus.  With the exception of Mr. Zimmerman, the CEO and other named executives had 100 percent of their annual bonus based on our achieving the earnings per share target.  Mr. Zimmerman had one-third of his annual cash bonus based on our achieving the earnings per share target.  The other two-thirds of his cash bonus was based on an operating income target for our publishing segment, which the Committee believes is an appropriate measure since he manages just this segment of the Corporation and operating income of the segment is a primary measurement of his performance for the year.

The earnings targets for fiscal 2009 are listed below.  The earnings per share target at 100 percent is consistent with the guidance provided to shareholders for fiscal 2009.  For purposes of determining whether the earnings per share and operating income targets set forth below are achieved, the Committee adjusts for transactions or events occurring during the fiscal period which it deems to be unusual and non-recurring in its discretion.

		0%	25%	50%	75%	100%	125%	150%	175%	200%

Earnings Per Share	< =	$1.10	$1.11	$1.19	$1.27	$1.35	$1.43	$1.51	$1.59	$1.67

Publishing Segment Pretax Income ($000 omitted)	< =	$699	$700	$1,200	$1,700	$2,200	$2,700	$3,200	$3,700	$4,200

Based on our performance in fiscal 2009, none of the executives earned any of their annual cash bonus target that was based on the earnings per share measure because the minimum earnings threshold target of $1.11 was not achieved.  Mr. Zimmerman did not earn any of his bonus award that was based on the publishing segment operating income target for fiscal 2009 since the minimum threshold earnings target of $700,000 was not achieved in 2009. Therefore, Messrs. Conway, Story, Folger, Balakrishna, and Zimmerman earned no bonus award for fiscal 2009.

Earnings targets for the fiscal 2010 annual cash bonus will continue to be based on earnings per share and, for Mr. Zimmerman, operating income targets for our publishing segment established by the Committee.

Change in Control.  In the event we undergo a change in control, executives are entitled to receive a pro rata portion of their annual cash bonus target.  It is the Committee’s belief that making such awards pro rata based on the elapsed time period and target amount is a fair and reasonable manner in which to treat executives who, as a result of the change in control, may not have the opportunity to earn all of this incentive.

3.  Long-Term Stock Incentive (“LTSI”).  The LTSI is comprised of awards of stock options and restricted stock under the Courier Corporation Amended and Restated 1993 Stock Incentive Plan approved by shareholders in November 2004. The Committee believes that stock-based awards closely align the interests of the executive officers with those of our shareholders.  The value of stock option awards cannot be realized unless an appreciation in the price of our Common Stock occurs over a number of years.  Similarly, the value of restricted stock awards will fluctuate with the value of our Common Stock.  We use a mix of options and restricted stock in order to control our annual run rate and minimize dilution.

Stock Option Awards.  One-half of the compensation value under the LTSI is delivered as a stock option.  The Committee uses the Black-Scholes option-pricing model to determine the number of shares that correspond to the compensation value to be delivered through a stock option.  The Committee awards the stock option with an exercise price equal to the fair market value of the Corporation’s Common Stock on the date of the award.  Beginning with awards for fiscal 2006, the Committee granted stock option awards with a five-year term.  Stock option awards granted as part of the LTSI vest in equal amounts annually over a three-year period.

Restricted Stock Grants.  The other half of the compensation value to be delivered under the LTSI is awarded as a restricted stock grant which vests in full three years following the date of the grant.  Executives receive dividends on unvested shares during the restricted period in the same amount and manner as are paid to all shareholders.  In addition, we provide tax assistance to the executive of up to 30 percent of the taxable value realized upon vesting of the restricted stock grant in order to encourage our executives to retain their shares of our Common Stock and not to sell them to meet tax obligations that result from the vesting.

In addition to the LTSI awarded under the Executive Compensation Program, the Committee may also make discretionary stock awards for special purposes.   No discretionary awards were made in fiscal 2009.

A description of the equity awards including the number of shares granted to the named executives is set forth in the Grant of Plan-Based Awards table.

Change in Control.  If we should undergo a change in control, all outstanding restricted stock grants for the executives will vest and all outstanding stock options will become fully exercisable.  It is the Committee’s belief that accelerating such awards is a fair and reasonable manner in which to treat executives who, as a result of the change in control, could otherwise forfeit the value of these incentives.

4.  Long-Term Performance Incentive (“LTPI”).  The LTPI is a cash award earned by executive officers based upon our achieving an average return on asset (ROA) target over a three-year performance period as compared against our peer group’s average ROA over a comparable three-year performance period.  The Committee believes the three-year ROA measure is an effective way to encourage executives to manage our operations responsibly and to invest in our business wisely so that our ROA exceeds the performance of our industry peers over the long-term. ROA is a financial measure typically used in industries where investments in equipment are a critical component of performance.

The LTPI earned at the close of fiscal 2009 is the 2007 LTPI, which covers the three-year performance period of fiscal 2007, 2008, and 2009.  The award is earned if our average ROA for this period exceeds by 5 percent or more our peer group’s average ROA for a comparable period.  Since our average ROA for this three-year period was 6.9 percent and our peer group’s average ROA for the comparable period was 3.1 percent, the 2007

LTPI was earned.   The peer group of companies for the 2007 LTPI are listed above on page 8.

The 2007 LTPI awards were approved at the Committee’s November 2009 meeting and paid out soon thereafter.  The 2008 LTPI which covers the three-year period of fiscal 2008, 2009, and 2010, and the 2009 LTPI which covers the three-year period of fiscal 2009, 2010, and 2011 will be earned if our average ROA exceeds by 5 percent or more our peer group’s average ROA for the comparable three-year periods.   The peer group of companies for the fiscal 2008 and 2009 LTPI are listed above on page 8.

Change in Control.  In the event we undergo a change in control, executives are entitled to receive a pro rata portion of their target LTPI awards.  It is the Committee’s belief that making such awards pro rata based on the elapsed time period is a fair and reasonable manner in which to treat executives who, as a result of the change in control, may not have an opportunity to earn these incentives.

Other Benefits and Perquisites

Executives generally receive the same healthcare benefits, life and disability insurance, and vacation benefits as other employees.  The executives participate in the same manner as all employees in the Courier Profit Sharing and Savings Plan, which is our retirement plan.   The plan provides all non-union employees with a 401k savings feature, a company matching contribution, and an annual profit sharing contribution.

We provide executives with certain limited perquisites and other personal benefits that the Committee believes are reasonable and appropriate for attracting and retaining executives for key positions.  Executives receive a monthly car allowance, with Mr. Conway receiving a car allowance of $1,597 per month and the other named executive officers receiving an allowance of $1,337 per month.  This amount is normally adjusted annually in January by the same percentage as the percentage increase in the annual IRS mileage reimbursement rate.  We pay the annual dues, plus tax assistance on the value of the dues, associated with a country club membership and other club membership dues for Mr. Conway.  Messrs. Conway, Story, and Folger participate in the Courier Corporation Deferred Compensation Program, which is a non-qualified, unfunded plan that provides for an annual award, and Mr. Balakrishna will begin to participate in the Program effective January 1, 2010.  The annual award is the difference between what our annual profit sharing contribution would have been but for the IRS-mandated compensation maximum and the actual profit sharing contribution made to the participant’s account in the Courier Profit Sharing and Savings Plan for the plan year (which is a calendar year).   Interest is credited annually based on the investment return of one of four mutual funds within the Courier Profit Sharing and Savings Plan that the participant elects prior to the beginning of the plan year.  Messrs. Conway, Story, and Folger make no contributions to the plan.

Senior Executive Severance Program

Our Board of Directors determined that it is appropriate to reinforce and encourage the continued attention and dedication of senior members of our management to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control.  In December 2005, the Board of Directors approved the Amended and Restated Senior Executive Severance Program which sets forth the severance compensation which we will pay to certain executives in the event that the executive’s employment with us terminates under certain circumstances if we should undergo a change in control.

Messrs. Conway, Story, Folger, Balakrishna, and Zimmerman are participants in our Senior Executive Severance Program (the “Severance Program”).  In accordance with the Severance Program, if we should undergo a “change in control,” as defined in the Severance Program, while one of these individuals is an employee, and his employment is subsequently terminated for reasons other than death, disability, or termination for cause, he shall be entitled to a severance payment and continuation of participation in our group health plan until the end of the second calendar year following the year of termination.

The occurrence or potential occurrence of a change in control transaction creates uncertainty regarding the continued employment of executive officers; and often times, such transactions are immediately followed by significant organizational changes, especially at the senior officer level.  In order to encourage executive officers to remain with us to create shareholder value and to obtain the highest value possible should we be acquired in the future, we have agreed to provide the severance benefits described above should their employment be terminated following the transaction.  In order to give the executives comfort that the obligations under the Severance Program will be fulfilled by any acquirer, we have provided for payment of severance benefits on termination by the executive for “good reason” (e.g., as a result of changes in title, responsibilities or salary), and which includes termination by the individual for any reason during a 30-day window commencing on the first anniversary of the change in control.  We provided this window period whereby the executive can resign and receive his severance to encourage the executive to remain employed for at least one year after the transaction to provide transition assistance to the acquirer.  No tax gross-up payment is provided under the Severance Program because of cost considerations.  It is the Committee’s belief that the benefits provided under our Severance Plan are consistent with severance benefits provided by other companies of similar size and in similar industries as us.

Employment Agreements

We have not entered into an employment agreement with any executive.

Tax Deductibility of Compensation

In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements.  We have not adopted a policy that all executive compensation be fully deductible.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

We, the Compensation Committee of the Board of Directors of Courier Corporation, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management.  Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for the fiscal year ended September 26, 2009.

Compensation Committee of the Board of Directors

Paul Braverman	Peter K. Markell
Kathleen Foley Curley	Ronald L. Skates
Edward J. Hoff	W. Nicholas Thorndike

Arnold S. Lerner

Susan L. Wagner

Summary Compensation Table

The following narrative, table, and footnotes describe the “total compensation” earned during fiscal 2009 by our Named Executive Officers (“executives”).  Biographies of the executives can be found in the Annual Report on Form 10-K and are hereby incorporated by reference.

The table discloses compensation information for the Chief Executive Officer, the Chief Financial Officer, and the three highest paid other executives as follows:  Chief Executive Officer, James F. Conway, III; Chief Operating Officer, Robert P. Story, Jr.; Chief Financial Officer, Peter M. Folger; Vice President and General Counsel, Rajeev Balakrishna; and Vice President, Publishing, Eric J. Zimmerman.

The table discloses the salary of each executive.  “Salary” is base salary paid during the fiscal year before salary reduction contributions to health insurance plans and to the Courier Profit Sharing and Savings Plan.

The amounts reported under the heading, “Stock Awards”, reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ending September 26, 2009, in accordance with Statement of Financial Accounting Standards No. 123R (“SFAS 123R”), for awards of restricted stock grants subject to time-based vesting, which were granted in prior fiscal years and in fiscal 2009.  The amounts reported under the heading, “Option Awards”, reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ending September 26, 2009, in accordance with SFAS 123R, for awards of stock options subject to time-based vesting, which were granted in prior fiscal years and in fiscal 2009.  Grants of restricted stock and stock options are explained in detail in the “Compensation Discussion and Analysis” section above.

Amounts listed as “Non Equity Incentive Plan Compensation” were earned in fiscal 2009 under the 2007 LTPI for the three-year performance period ended September 26, 2009, as described more fully in the “Compensation Discussion and Analysis” section above.  These amounts were approved for payment by the Compensation Committee on November 4, 2009, and paid shortly thereafter.  We have omitted the column with the heading, “Change in Pension Value and Non Qualified Deferred Compensation Earnings,” as we do not consider the interest credited under the Deferred Compensation Plan as above market.

Amounts listed under the heading, “All Other Compensation”, show the combined value of the executive’s perquisites, such as automobile allowance, payment of country club dues, and club membership dues; tax assistance on amounts taxable as compensation as a result of vesting of restricted stock grant awards and payment of country club dues; company contributions to the Courier Profit Sharing and Savings Plan and the Deferred Compensation Plan; and group-term life insurance premiums.

Summary Compensation Table — 2009

						Non-Equity
						Incentive	All
				Stock	Option	Plan	Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)	($) (1)	($) (2)	($) (3)	($) (4)	($)

James F. Conway III	2009	$531,673	$0	$89,515	$82,817	$145,000	$67,233	$916,238
Chairman, President and	2008	$514,711	$0	$88,289	$75,416	$140,000	$104,094	$922,510
Chief Executive Officer	2007	$499,202	$0	$85,666	$46,014	$135,000	$134,942	$900,824

Robert P. Story, Jr.	2009	$424,750	$0	$68,744	$72,411	$130,000	$43,841	$739,746
Executive Vice President and	2008	$411,769	$0	$67,631	$65,883	$125,000	$68,277	$738,560
Chief Operating Officer	2007	$399,011	$0	$65,139	$40,184	$120,000	$95,936	$720,270

Peter M. Folger	2009	$265,837	$0	$36,594	$30,952	$29,000	$32,123	$394,506
Senior Vice President and	2008	$257,356	$40,000	$30,844	$22,467	$26,000	$42,561	$419,228
Chief Financial Officer	2007	$249,038	$20,000	$24,392	$9,077	$25,000	$40,852	$368,359

Rajeev Balakrishna	2009	$265,837	$0	$71,138	$25,957	$50,000	$34,906	$447,838
Vice President and	2008	$257,356	$40,000	$51,873	$17,527	$0	$32,503	$399,259
General Counsel

Eric J. Zimmerman	2009	$212,061	$0	$22,794	$29,482	$0	$30,690	$295,027
Vice President, Publishing	2008	$205,885	$0	$22,464	$26,962	$0	$39,002	$294,313
	2007	$199,620	$0	$21,735	$16,490	$0	$43,952	$281,797

(1)   The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 26, 2009, in accordance with SFAS 123R but disregarding the estimate of forfeitures related to service-based vesting conditions of awards of restricted stock which were granted in and prior to 2009. Refer to note F to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended September 26, 2009, for a discussion of the relevant assumptions used in calculating the compensation expense.

(2)   The amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended September 26, 2009, in accordance with SFAS 123R but disregarding the estimate of forfeitures related to service-based vesting conditions of awards of stock options which were granted in and prior to 2009. Refer to note F to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended September 26, 2009, for a discussion of the relevant assumptions used in calculating the compensation expense.

(3)   Awards of Non-Equity Incentive Plan Compensation were earned under the fiscal 2007 LTPI.

(4)   The table below presents an itemized account of “All Other Compensation” paid in 2009 to or on behalf of the executives in accordance with the Commission’s rules and regulations.

All Other Compensation

	J. F. Conway III	R. P. Story	P. Folger	R. Balakrishna	E. Zimmerman
Perquisites (a)	$30,701	$15,717	$15,717	$15,717	$15,717

Tax assistance (b)	$13,099	$6,605	$1,508	$6,890	$2,691

Company contributions (c)
Profit sharing contribution to Courier PSSP	$4,600	$4,600	$4,600	$4,600	$4,600
401k matching contribution	$7,350	$7,350	$7,086	$6,891	$7,036
Deferred Compensation Plan	$9,953	$8,278	$2,404	$0	$0

Life insurance premiums (d)	$1,530	$1,291	$808	$808	$646

(a)   Amounts listed are the value of executive’s perquisites: automobile allowance, payment of country club dues and club memberships. Amount does not include any amounts for season tickets purchased by the Corporation for sporting events for business outings with customers and vendors. If the tickets are not being used for business purposes, the named executives and other employees may have opportunities to use these tickets.

(b)   Amounts listed represent the tax assistance paid upon the vesting of the restricted stock award, equal to 30 percent of the amount that is taxable as income to the executive for the fiscal year, and tax assistance paid on country club dues.

(c)   Represents amount paid to the profit sharing and 401k matching contribution accounts in the Courier Profit Sharing and Savings Plan and contributions made to the Deferred Compensation Plan in fiscal 2009.

(d)   Company cost of group-term life insurance premiums.

Grant of Plan-Based Awards

During fiscal 2009, the Compensation Committee granted the following plan-based awards:

•      An annual cash bonus, subject to minimum earnings performance thresholds for fiscal 2009.

•      The 2009 LTPI, to be earned at the end of a three-year performance period (fiscal 2009, 2010, and 2011), subject to the Corporation exceeding its peer group’s three-year average ROA.  Since a three-year long-term performance incentive is normally granted each year, there are three overlapping long-term performance incentive awards outstanding at any time.

•      Restricted stock grant and stock option awards under the LTSI as part of executives’ fiscal 2010 compensation.

Information with respect to each of these awards on a grant-by-grant basis is set forth in the Grant of Plan-Based Awards Table below and is explained more fully in the “Compensation Discussion and Analysis” section above.

The Compensation Committee granted restricted stock grants and stock option awards as part of the executive’s fiscal 2010 compensation at the Committee’s last meeting in fiscal 2009. The restricted stock grants awarded to executives in fiscal 2009 vest in full three years following the date of the grant.  Stock option awards vest in equal amounts annually over a three-year period.

Grants of Plan-Based Awards — 2009

					All Other
					Stock	All Other
					Awards:	Option
					Number	Awards:	Exercise
		Estimated Future Payouts			of	Number of	or Base	Grant Date
		Under Non-Equity			Shares	Securities	Price of	Fair Value
		Incentive Plan Awards (1)			of Stock	Underlying	Option	of Stock and
	Grant	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#) (2)	(#) (3)	($/Sh) (4)	Awards (5)

James F. Conway III
Annual Cash Bonus		$101,250	$405,000	$810,000
LTPI			$154,000
Stock Incentive Plan	9/23/2009					20,483	$15.51	$84,552
Stock Incentive Plan	9/23/2009				4,202			$65,173

Robert P. Story, Jr.
Annual Cash Bonus		$82,500	$330,000	$660,000
LTPI			$138,000
Stock Incentive Plan	9/23/2009					17,892	$15.51	$73,856
Stock Incentive Plan	9/23/2009				3,671			$56,937

Peter M. Folger
Annual Cash Bonus		$33,250	$133,000	$266,000
LTPI			$30,800
Stock Incentive Plan	9/23/2009					9,314	$15.51	$38,447
Stock Incentive Plan	9/23/2009				1,911			$29,640

Rajeev Balakrishna
Annual Cash Bonus		$39,875	$159,500	$319,000
LTPI			$53,000
Stock Incentive Plan	9/23/2009					6,386	$15.51	$26,361
Stock Incentive Plan	9/23/2009				1,310			$20,318

Eric J. Zimmerman
Annual Cash Bonus		$30,500	$122,000	$244,000
Stock Incentive Plan	9/23/2009					7,290	$15.51	$30,092
Stock Incentive Plan	9/23/2009				1,495			$23,187

(1)   The amounts shown for the Annual Cash Bonus for fiscal 2009 are the range of payouts that may be earned.  If the minimum earnings threshold is met, the payout amount is 25 percent of the target bonus, as shown in the “Threshold” column above. If the minimum earnings threshold is not met, the payout amount is $0.  The amount in the “Maximum” column reflects the maximum payout under the annual cash bonus program, which is 200 percent of the amount shown in the “Target” column.  The target amount for the LTPI may be earned at the end of the three-year performance period of fiscal 2009, 2010, and 2011, as described in the Compensation Discussion and Analysis section above.  These amounts were approved by the Committee on November 5, 2008.

(2)   Amounts shown in “All Other Stock Awards” column reflect shares of restricted stock granted in fiscal 2009.  Awards vest in full three years following the date of grant.  Dividends are paid on shares of restricted stock, when and if declared, at the same rate as paid to all shareholders.

(3)   The amounts shown in the “All Other Option Awards” column reflect stock options granted in fiscal 2009, which are for a term of five years and vest in equal amounts annually over a three-year period.

(4)   The stock option exercise price is the closing price of our Common Stock on the date of grant.

(5)   The grant date fair value for awards is calculated as follows:  (a) for restricted stock, by multiplying the number of shares granted by the closing price of our Common Stock on the date of the award; and (b) for option awards, by using the Black-Scholes option pricing model, as described in Note F of the Corporation’s audited financial statements for fiscal 2009 included in the Corporation’s Annual Report.  This value does not reflect estimated forfeitures or awards actually forfeited during the year or tax assistance on grants when they vest.  The actual value, if any, that will be realized upon the exercise of an option will depend upon the difference between the exercise price of the option and the market price of our Common Stock on the date the option is exercised.  The actual value realized by the executive with respect to a grant of restricted stock depends on the market value of the shares when the executive sells the shares after the shares have vested.

Outstanding Equity Awards at Fiscal Year-End - 2009

The following table sets forth information concerning stock options and stock awards which were outstanding as of September 26, 2009:

	Option Awards				Stock Awards
					Number of
	Number of	Number of			Shares or		Market Value
	Securities	Securities			Units of		of Shares or
	Underlying	Underlying	Option		Stock That		Units of Stock
	Unexercised	Unexercised	Exercise	Option	Have Not		That Have Not
	Options (#)	Options (#)	Price	Expiration	Vested		Vested
Name	Exercisable	Unexercisable(1)	($)	Date	(#)		($) (2)

James F. Conway III	17,550		$23.27	9/25/2010	2,000	(3)	$30,100
	7,759		$27.17	9/23/2011	1,825	(4)	$27,466
	7,089		$37.09	9/25/2011	2,990	(5)	$45,000
	6,617	3,308	$36.51	9/18/2012	4,202	(6)	$63,240
	5,627		$35.51	9/22/2012
	5,967	11,933	$21.17	9/23/2013
		20,483	$15.51	9/23/2014

Robert P. Story, Jr.	20,699		$23.27	9/25/2010	1,000	(3)	$15,050
	6,726		$27.17	9/23/2011	1,600	(4)	$24,080
	6,203		$37.09	9/25/2011	2,610	(5)	$39,281
	5,783	2,892	$36.51	9/18/2012	3,671	(6)	$55,249
	4,901		$35.51	9/22/2012
	5,215	10,430	$21.17	9/23/2013
		17,892	$15.51	9/23/2014

Peter M. Folger	5,062		$23.27	9/25/2010	1,000	(3)	$15,050
	1,449		$27.17	9/23/2011	830	(4)	$12,492
	1,418		$37.09	9/25/2011	1,360	(5)	$20,468
	3,013	1,507	$36.51	9/18/2012	1,911	(6)	$28,761
	1,089		$35.51	9/22/2012
	2,715	5,430	$21.17	9/23/2013
		9,314	$15.51	9/23/2014

Rajeev Balakrishna	1,670	835	$38.44	3/14/2012	570	(4)	$8,579
	2,067	1,033	$36.51	9/18/2012	930	(5)	$13,997
	1,865	3,730	$21.17	9/23/2013	1,310	(6)	$19,716
		6,386	$15.51	9/23/2014	3,000	(7)	$45,150
					507	(8)	$7,630
					2,400	(9)	$36,120

Eric J. Zimmerman	2,525		$37.09	9/25/2011	650	(4)	$9,783
	2,357	1,178	$36.51	9/18/2012	1,065	(5)	$16,028
	1,355		$35.51	9/22/2012	1,495	(6)	$22,500
	2,122	4,243	$21.17	9/23/2013
		7,290	$15.51	9/23/2014

(1)   Unexercisable stock options have five-year terms and vest in equal installments on the anniversary date of grant over a three-year period.

(2)   The market value is the closing price per share of our Common Stock of $15.05 per share on the last trading day of the fiscal year, multiplied by the number of unvested shares of Common Stock.

(3)   Award vests on 11/7/2009.

(4)   Award vests on 9/18/2010.

(5)   Award vests on 9/23/2011.

(6)   Award vests on 9/23/2012.

(7)   1,000 shares vest on March 14 of each of 2010, 2011, and 2012.

(8)   Award vests on 3/14/2010.

(9)   600 shares vest on September 23 of each of 2010, 2011, 2012, and 2013.

Option Exercises and Stock Vested - 2009

The following table sets forth information concerning stock option exercises and vesting of restricted stock during fiscal 2009:

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($) (1)	on Vesting (#)	on Vesting ($) (2)

James F. Conway III	16,087	$4,343	1,672	$25,164

Robert P. Story, Jr.	16,762	$4,526	1,463	$22,018

Peter M. Folger	5,062	$1,367	334	$5,027

Rajeev Balakrishna	0	$0	1,600	$22,966

Eric J. Zimmerman	0	$0	596	$8,970

(1)          Represents the amounts realized based on the difference between the market price of our Common Stock on the date of exercise and the exercise price.

(2)          Represents the amount realized based on the market price of our Common Stock on the vesting date.  These restricted stock awards were granted in fiscal 2006 and vested in fiscal 2009, with the exception of Mr. Balakrishna’s awards which were granted in fiscal years 2007 and 2008 and vested in fiscal 2009.

Non-qualified Deferred Compensation

In November 1997, we established the Courier Corporation Deferred Compensation Program for certain key executives.  The current eligible participants in the plan are Messrs. Conway, Story, and Folger.  The plan is a non-qualified, unfunded plan that provides for an annual award.  The annual award is the difference between what the company annual profit sharing contribution would have been if not limited to the IRS-mandated compensation maximum and the actual profit sharing contribution made to the participant’s account in the Courier Profit Sharing and Savings Plan for the plan year (which is a calendar year).   The participants make no contributions to the plan.

Amounts are accrued and recorded in each participant’s Deferred Compensation Account.   Interest is credited annually based on the investment return of one of four mutual funds within the Courier Profit Sharing and Savings Plan that the participant elects prior to the beginning of the plan year.  We do not consider the interest credited to be above-market as the fund choices are available to all participants in the Savings Plan.  All of the participants are fully vested in the amounts credited to their Deferred Compensation

Account.  Participants are eligible for a distribution of their accrued account upon retirement, termination of employment, disability, or to their beneficiary upon death.

The following table provides information with respect to the Deferred Compensation Accounts of the eligible executives:

Nonqualified Deferred Compensation - 2009

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals/	Balance at Last
	Last Fiscal Year	Last Fiscal Year	Fiscal Year	Distributions	Fiscal Year End
Name	($)	($) (1)	($)	($)	($) (2)

James F. Conway III	$0	$9,953	$-88,542	$0	$468,642
Robert P. Story, Jr.	$0	$8,278	$-75,393	$0	$398,847
Peter M. Folger	$0	$2,404	$-1,791	$0	$5,458

(1)          Amounts in this column are included in the “All Other Compensation” column in the Summary Compensation Table.

(2)          Represents the sum of all contributions and earnings, less any withdrawals, credited to the participant’s Deferred Compensation Account as of the end of fiscal 2009.

Potential Payments Upon Termination or Change in Control

This section describes particular benefits that may become payable to executives, depending on the circumstances surrounding their termination of employment following a change in control of the Corporation.  As described earlier, our Board of Directors approved the Severance Program which sets forth the severance compensation which we will pay to an executive in the event that executive’s employment with us terminates under certain circumstances following a change in control.  The Compensation Committee established provisions for determining what amounts under the Executive Compensation Program would become payable to an executive upon a change in control.  In addition, account balances provided in the Courier Corporation Deferred Compensation Program are immediately payable upon a change in control.

In calculating the amount of any potential payments to executive officers under the arrangements described below, we have assumed that the applicable triggering event (i.e., termination of employment) occurred on the last day of the fiscal year, September 26, 2009, and that the price per share of our Common Stock is equal to $15.05, which is the closing price on September 26, 2009.

Senior Executive Severance Program

Messrs. Conway, Story, Folger, Balakrishna, and Zimmerman are participants in the Severance Program.  In accordance with the Severance Program, if we undergo a “change in control”, as defined in the Severance Program, while one of these individuals remains an employee, and his employment is subsequently terminated for reasons other than death, disability, or termination for cause, he shall be entitled to a severance payment and continuation of participation in our group health plan until the end of the second calendar year following the year of termination.  In addition, each such individual shall receive a severance payment and benefits if within two years of the change in control, he terminates his employment for “good reason,” defined in the Severance Program to include changes in his duties or titles inconsistent with his duties or titles prior to the change in control, reduction in his base salary or failure to increase his base salary by at least the average percentage increase for all corporate officers, reduction or termination of incentive or benefit plans or programs in which he participated prior to the change in control, or relocation of our principal offices.  Termination by the individual for any reason during a 30-day window commencing on the first anniversary of the change in control is also considered “good reason” for purposes of the Severance Program.

The severance payment, which is due in a lump sum, is an amount equal to a multiple of 3.0 times the individual’s average annual salary and bonus paid or deferred during the five calendar years preceding the change in control, except in the case of Mr. Zimmerman, the multiple is 2.0.  Payment of the severance may be delayed up to six months after termination of employment to the extent necessary to comply with the requirement of Section 409A of the Internal Revenue Code and may also be reduced if the aggregate payment of amounts under the Severance Program and the Executive Compensation Program discussed below would trigger the payment of excise taxes under the Internal Revenue Code and the individual would be better off on an after-tax basis with such reduction.  At the sole discretion of the Board of Directors, we may choose to set aside funds in a trust to satisfy its severance obligations.

Executive Compensation Program

Under the Executive Compensation Program (the “Program”), upon a “change in control” as defined in the Program, executives are entitled to receive a pro rata portion of the annual cash bonus target and target long term performance incentive awarded under the Program.  Cash awards will be pro rated based on the number of elapsed days in the performance period from the start of the period through the date of the closing of the change in control transaction divided by the total days in the performance period.

Long-term stock incentive awards under the Program consist of a combination of stock options and restricted stock grants.  Upon a change in control, outstanding restricted stock grants vest and related tax assistance payments will be made.  In addition, outstanding stock options become fully exercisable.

Courier Corporation Deferred Compensation Program

As described earlier, Messrs. Conway, Story, and Folger participate in the Deferred Compensation Program, which is a non-qualified, unfunded plan that provides for an annual award.  Upon a change in control of the Corporation as defined in the Deferred Compensation Program, the executive has the right to receive a distribution of his account value as of the December 31 preceding the change in control, adjusted for earnings or losses based on the total investment return of the executive’s investment choice from January 1 through the date of the change in control.  Account balances as of our most recent fiscal year end are listed in the Non-qualified Deferred Compensation Table.

Potential Payments Upon Termination or Change in Control Table

Amounts assume a Change in Control and simultaneous termination of employment of each list executive as of September 26, 2009.

	Executive Severance Program		Executive Compensation Program
					Stock	Stock
Name	Cash Award (1)	Benefits (2)	Cash (3)	LTIP (4)	Options (5)	Grants (6)	Total (7)

James F. Conway III	$2,252,710	$36,698	$145,000	$150,900	$0	$165,806	$2,751,114

Robert P. Story, Jr.	$1,810,652	$36,698	$130,000	$135,267	$0	$133,659	$2,246,276

Peter M. Folger	$879,249	$36,698	$29,000	$30,180	$0	$65,934	$1,041,061

Rajeev Balakrishna	$870,007	$36,698	$50,000	$52,000	$0	$131,191	$1,139,896

Eric Zimmerman	$442,460	$36,698	$0	$0	$0	$48,311	$527,469

(1)          Cash payments under the Senior Executive Severance Program are equal to three times the individual’s average annual salary and cash incentives paid during the five calendar years preceding the change in control for Messrs. Conway, Story,  and Folger.  In the case of Mr. Balakrishna, the cash amount is equal to three times the annualized salary and cash incentive paid during the last two calendar years preceding the change in control (Mr. Balakrishna was hired in 2007).  In the case of Mr. Zimmerman, the cash amount is equal to two times the average annual salary and cash incentives paid during the five calendar years preceding the change in control.

(2)          Value of current medical insurance coverage with estimated annual 10 percent premium increases; coverage for 27 months.

(3)          Non-equity incentive compensation earned for fiscal 2009.  See Summary Compensation Table for explanation of amounts.

(4)          Pro rata amounts through the date of the change in control transaction under the fiscal 2008 and 2009 LTPI plans.

(5)          The closing price of our Common Stock on September 26, 2009 is less than the exercise price of the outstanding unvested options; therefore, the amount reported is $0.

(6)          Amounts listed are the value of restricted stock grants, based on the closing price of our Common Stock on September 26, 2009, that become vested upon a change in control.

(7)          The actual amounts payable to an executive upon termination due to a change in control would be reduced if the aggregate payment of amounts under the Severance Program and the Executive Compensation Program would trigger the payment of excise taxes under the Internal Revenue Code, and the executive would be better off on an after-tax basis with such reduction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of the reports of changes in beneficial ownership of Common Stock and written representations furnished to the Corporation, the Corporation believes that its executive officers, Directors and beneficial owners of more than ten percent of the  Common Stock filed on a timely basis the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 26, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of Messrs. Braverman, Hoff, Lerner, Markell, Skates and Thorndike and Ms. Wagner and Prof. Curley.  Mr. Conway is a Director of Enterprise Bancorp Inc. (“Enterprise”) in Lowell, Massachusetts and a member of the Enterprise compensation committee.  Mr. Lerner is a Director and Vice Chairman of the Board of Directors of Enterprise and a member of its compensation committee.  However, Mr. Lerner is not employed as an “executive officer” of Enterprise and is “independent” as defined in the applicable provisions of NASDAQ.

ITEM 2 - APPROVAL OF THE INCREASE IN SHARES AUTHORIZED

UNDER THE CORPORATION’S

1999 EMPLOYEE STOCK PURCHASE PLAN

On September 23, 2009, the Directors adopted, subject to stockholder approval at the 2010 Annual Meeting of Stockholders, an amendment (the “Amendment”) to the Corporation’s 1999 Employee Stock Purchase Plan (the “Stock Purchase Plan”), increasing the Common Stock authorized under the Stock Purchase Plan by 300,000 shares.  The Stock Purchase Plan currently has only 11,776 shares remaining of the shares originally reserved for issuance, which is not sufficient to cover purchases under the Stock Purchase Plan during the current offer period.

Pursuant to applicable securities and tax laws, stockholder approval is required for adoption of the Amendment to the Stock Purchase Plan. A copy of the Amendment is attached to this Proxy Statement as Exhibit A.

Reasons for Board Recommendation. The purpose of the Stock Purchase Plan is to provide employees of the Corporation and its Subsidiaries the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its Common Stock. The Board of Directors believes it is in the best interests of the Corporation to continue to encourage stock ownership by employees of the Corporation and its subsidiaries, thereby aligning the interests of employees and shareholders.  Therefore, the Board of Directors recommends approval of the Amendment to increase the shares of Common Stock authorized under the Stock Purchase Plan.

Vote Required

The Amendment to the Stock Purchase Plan must be approved by the stockholders for the Stock Purchase Plan to qualify for favorable treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which is required under the terms of the Stock Purchase Plan. The affirmative vote of a majority of all of the votes cast on the matter is required for the Amendment to be so approved.

The Board recommends that the Amendment to the Stock Purchase Plan be approved and therefore recommends a vote “FOR” the Proposal.

Description of the Stock Purchase Plan

The following is a summary of the principal features of the Stock Purchase Plan and its operation. The summary is qualified in its entirety by reference to the Stock Purchase Plan.

Offering Period. Under the Stock Purchase Plan, the Corporation makes offerings to employees commencing on the first day of each six month period beginning September 1 and March 1, and ending on the last day of February and August, respectively (a “Plan Period”). On the first day of a Plan Period, the Corporation grants to each participant in the Stock Purchase Plan an option to purchase on the last business day of such Plan Period, at the Option Price (as defined below), such number of whole shares of Common Stock of the Corporation reserved for issuance under the Stock Purchase Plan as does not exceed the number of shares equal in value to 5% of such employee’s regular base pay for the Plan Period divided by the price set forth below.

During a Plan Period, each eligible employee may authorize payroll deductions at a minimum of $2.00 per week up to a maximum of 5% of such employee’s regular base pay from the Corporation. The price at which the employee’s option is exercised is 85% of the last reported sale price of the Common Stock on NASDAQ (or such exchange on which the Corporation’s Common Stock may then be traded) on the last day of the Plan Period.

Eligibility. With certain limited exceptions in the case of employees already holding a significant amount of Common Stock, each employee of the Corporation as of the date an offering commences and who ordinarily works 20 or more hours per week, more than 5 months per year and who has been employed by the Corporation or certain of its subsidiaries for a period of twelve (12) consecutive months is eligible to participate in the Stock Purchase Plan.

Participation in the Stock Purchase Plan is at the discretion of each eligible person. Officers and Directors of the Corporation that are employees of the Corporation are eligible to participate in the Stock Purchase Plan.  Accordingly, the Corporation cannot yet determine the number of shares of Common Stock which will be purchased in the future under the Stock Purchase Plan by an eligible person or group of eligible persons.

Plan Administration. The Stock Purchase Plan is administered by the Board of Directors. The Board of Directors of the Corporation may amend or terminate the Stock Purchase Plan at any time. However, no amendment shall be made without prior approval of the stockholders of the Corporation if such amendment would (a) increase or decrease the number of shares approved for issuance under the Stock Purchase Plan or (b) change the class of employees eligible to purchase shares under the Stock Purchase Plan.

Federal Tax Consequences

The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code which provides that the employee will not have income for federal income tax purposes when such employee joins the Stock Purchase Plan, or when an offering ends and such employee receives shares of the Corporation’s

Common Stock, but generally will recognize ordinary income, in addition to capital gain or loss, when he or she sells the shares.

If the employee has owned the shares for more than one year and disposed of them at least two years after the date an offering commenced, the employee will be taxed as described below. If the sale price of the shares on the date they were sold is less than the price paid for the shares under the Stock Purchase Plan, the employee will incur a long-term capital loss in the amount equal to the price paid over the sale price. If the sale price is higher than the price paid under the Stock Purchase Plan, such employee will have to recognize ordinary income in an amount equal to the lesser of (i) 15% of the market price of the shares on the date the offering commenced; or (ii) the excess of the sale price over the price paid. Any further gain is treated as long-term capital gain. Except as set forth below, the Corporation will generally not be entitled to a tax deduction upon the purchase or sale of shares under the Stock Purchase Plan. If the employee sells the shares before he or she has owned them for more than one year or before the expiration of a two-year period commencing on the date the offering period commenced, the employee will have to recognize ordinary income equal to the excess of the market price of the shares on the date of purchase over the option price and the Corporation will receive an expense deduction for the same amount. The employee will recognize a capital gain or loss for the difference between the sale price and the fair market value on the date of purchase.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Stock Purchase Plan Benefits

No employee of the Corporation has purchased shares of Common Stock out of the additional 300,000 shares of Common Stock that may be purchased by eligible employees under the Stock Purchase Plan if the Amendment is adopted by the stockholders. Accordingly, the benefits or amounts that will be received by or allocated to any individual or group of individuals under the Amendment are not determinable.

ITEM 3: APPROVAL OF 2010 STOCK EQUITY PLAN

FOR NON-EMPLOYEE DIRECTORS

On September 23, 2009, the Board of Directors unanimously adopted the 2010 Stock Equity Plan for Non-employee Directors (the “2010 Plan”), subject to stockholder approval. Subject to adjustment for stock splits, stock dividends and similar events, 300,000 shares of Common Stock are reserved for issuance under the 2010 Plan. Based solely upon the closing price of our Common Stock as reported on NASDAQ on November 23, 2009, the maximum aggregate market value of the shares reserved in the 2009 Plan would be $4,029,000.

Reasons for Board Recommendation

The Board of Directors believes that non-employee Directors should have an equity stake in the Corporation. Under the Corporation’s 2005 Stock Equity Plan for Non-

Employee Directors (the “2005 Plan”), the Corporation did not have the flexibility to issue grants of restricted stock.  In addition, the 2005 Plan only has 4,501 shares remaining, which would not be sufficient to cover annual grants to Directors in January 2010.  The 2010 Plan provides additional flexibility and also furthers the goal of increasing equity ownership by our non-employee Directors.

Vote Required

The 2010 Plan must be approved by the stockholders under the rules of NASDAQ. The affirmative vote of the holders of a majority of all of the votes cast on the matter is required for the 2010 Plan to be so approved.

The Board of Directors recommends that the 2010 Stock Equity Plan for Non-employee Directors be approved, and therefore recommends a vote FOR this proposal.

Description of the 2010 Plan

The following description of certain features of the 2010 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2010 Plan that is attached hereto as Exhibit B.

Number of Shares Covered.    The total number of shares of Common Stock with respect to which grants may be made under the 2010 Plan may not exceed in the aggregate 300,000, subject to adjustments for stock splits, stock dividends and other similar events. In determining the number of shares of Common Stock which will be made available under the 2010 Plan, the Board of Directors took into consideration the fact that there still remained 4,501 shares available for grant under the 2005 Plan and that the Board had voted to discontinue irrevocably any future grants under the 2005 Plan.

In the event that any awards granted under the 2010 Plan are surrendered to the Corporation or terminate, lapse, or expire for any reason without having been exercised in full, the shares underlying such awards shall be available for issuance pursuant to the 2010 Plan.  Notwithstanding the foregoing, shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding shall not be available for issuance pursuant to the 2010 Plan.

2010 Plan Administration.  The 2010 Plan provides for administration by the Board of Directors. The Board of Directors has the discretion to determine the number of shares underlying options and restricted stock awards to be granted to non-employee Directors annually, beginning in 2010.

Eligibility.  Only non-employee Directors are eligible to receive awards under the 2010 Plan. Following the 2010 Annual Meeting of Stockholders, there will be seven non-employee Directors who are eligible to participate in the 2010 Plan.

Election.  Each non-employee Director may make an election to receive stock units or actual shares of Common Stock in lieu of fifty percent (50%) or one hundred percent (100%) of his or her annual retainer. If the election is made, the annual retainer is paid in stock units or actual shares of Common Stock based on the fair market value of the Common Stock on the date of each annual meeting of stockholders, beginning with the 2010 annual meeting. If a non-employee Director is elected or appointed other than on the date of the annual meeting of stockholders, the issuance of stock units or actual shares of Common Stock will be based on the fair market value of the Common Stock on the effective date of his or her election or appointment. If a Director elects to receive stock units, he or she will not receive actual shares of Common Stock until he or she ceases to serve on the Board. As a holder of stock units, he or she will not have the right to vote as a stockholder of the Corporation, but he or she will receive cash compensation from time to time in an amount equivalent to the dividends that would have been paid if the units were actually shares of outstanding Common Stock.

Stock Options.  In addition to his or her entitlement to elect to receive stock units or actual shares of Common Stock as described above, each non-employee Director who is serving as Director will be eligible to receive option grants.  The number of shares of Common Stock underlying each option grant will be determined by the Board of Directors.  The exercise price of each option granted under the 2010 Plan is the fair market value of the Common Stock on the date of grant. Each option is immediately exercisable and has a term of up to ten years, subject to earlier termination in the event of death or early cessation of services.

Restricted Stock Units or Stock Grants.  In addition to his or her entitlement to elect to receive stock units or actual shares of Common Stock and options as described above, each non-employee Director who is serving as Director will be eligible to receive grants of restricted stock or stock units.  The Board may grant shares of Common Stock or stock units to any participant subject to such conditions and restrictions as the Board may determine. These conditions and restrictions may include the achievement of pre-established performance goals and/or continued service with the Corporation through a specified vesting period. The Board shall determine the vesting period.  If the applicable performance goals and other restrictions are not attained, the participant will forfeit his or her award of restricted stock or stock units.  Restricted stock units that are vested will automatically convert into shares of stock on a 1 for 1 basis and such shares shall be issued to a non-employee Director 30 days after he ceases to serve as a Director of the Corporation.

Unlike holders of options, a holder of restricted stock has the right of a stockholder of the Corporation to vote and to receive payment of dividends, unless the Board determines otherwise. A holder of restricted stock units does not have any rights as a stockholder other than the right to receive cash compensation in an amount equivalent to the dividends that would have been paid with respect to such restricted stock units if such units were actually shares of restricted stock.  The Board of Directors will determine the number of shares of restricted stock or the number of stock units underlying each grant.

Adjustments for Stock Dividends, Mergers, etc.  The 2010 Plan authorizes the Board of Directors to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2010 Plan and to any outstanding awards to reflect stock dividends, stock splits and similar events. In the event of certain transactions, the 2010 Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or adjustments of outstanding awards.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2010 Plan and amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect the rights under any outstanding awards without the holder’s consent. Any amendments that materially change the terms of the 2010 Plan, including any amendments that increase the number of shares reserved for issuance under the 2010 Plan, change the class of individuals eligible to receive awards, reduce the exercise price of any option, extend the latest date upon which any stock option may be exercised, expand the type of awards available, or materially extend the term of the 2010 Plan, or materially change the method of determining fair market value, will be subject to approval by the stockholders. No grants may be made under the 2010 Plan after January 20, 2020.

New Plan Benefits Table

Courier Corporation

2010 Stock Equity Plan For Non-Employee Directors

Name and Position	Dollar Value ($)	Number of Shares (1)
Non-Employee Director Group (7 in total)	$200,000	14,892

(1)                                The annual retainer is $25,000 for each non-employee Director plus $5,000 for the Chairperson of the Nominating Committee and $10,000 each for the Chairperson of the Audit Committee and the Compensation Committee, or $200,000 in total (including Chair fees) for all the non-employee Directors as a group. The table assumes that every non-employee Director elected to receive 100% of his or her annual retainer in units or shares and that award will be valued based on an assumed stock price of $13.43 per share, the closing price on November 23, 2009.

(2)                                The above table does not reflect the additional equity compensation of $50,000 annually that each Director is expected to receive under the 2010 Plan.  The Corporation expects that half of such equity compensation will be in the form of restricted stock vesting over a three year period and half will be in the form of options with an exercise price equal to fair market value on the date of issuance.  The table assumes that the fair market value on the date of issuance is the same as the assumed stock price used above.

Tax Aspects under the U.S. Internal Revenue Code

The following is a summary of the principal federal income tax consequences of transactions under the 2010 Plan. It does not describe all federal tax consequences under the 2010 Plan, nor does it describe state or local tax consequences.

Non-Qualified Options.  All of the options issued under the 2010 Plan will be non-qualified options.  As a result, the optionee will not realize any income at the time the option is granted. Generally (i) at exercise, the optionee will realize ordinary income in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Corporation will receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to FICA taxes on the excess of the fair market value over the exercise price of the option.

ITEM 4:  RATIFICATION AND APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected the firm of Deloitte & Touche LLP to be the Corporation’s independent auditors for the fiscal year ending September 25, 2010.  The firm was first appointed independent auditors for the Corporation in 1996.

Although the Corporation is not required to submit the ratification and approval of the selection of its independent auditors to a vote of stockholders, the Board of Directors and the Audit Committee believe it is sound policy and in the best interests of the stockholders to do so.  In the event a majority of the votes cast are against the selection of Deloitte & Touche LLP, the Audit Committee will consider the vote and the reasons therefore in its future selection of independent auditors.

Representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so.  They will be available to respond to appropriate questions.

The Board of Directors recommends that the selection of Deloitte & Touche LLP as independent auditors for the Corporation be ratified and approved, and therefore recommends a vote FOR this proposal.

FEES PAID TO DELOITTE & TOUCHE LLP

Audit Fees

Total aggregate fees billed by Deloitte & Touche LLP for professional services in connection with the audit and review of the Corporation’s Consolidated Financial Statements, and consultation regarding financial accounting and reporting standards were $642,000 and $636,000 in fiscal 2009 and 2008, respectively.

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by Deloitte & Touche LLP were $0 for both fiscal 2009 and 2008, respectively.

Tax Fees

The aggregate fees billed for services rendered by Deloitte & Touche LLP tax personnel, except those services specifically related to the audit of the financial statements, were $18,350 and $37,500 in fiscal 2009 and 2008, respectively.  Such services include tax planning, tax return reviews, and tax compliance.

All Other Fees

Except as reported above, no other fees were billed by Deloitte & Touche LLP in fiscal 2009 and 2008.

The Audit Committee has advised the Corporation that in its opinion the non-audit services rendered by Deloitte & Touche LLP are compatible with maintaining the independence of the auditor.

In April 2003, the Audit Committee established a policy to pre-approve all audit and non-audit services proposed to be provided by our independent auditor prior to management engaging the auditor for that purpose.  Consideration and approval of such services generally occur at the Audit Committee’s regularly scheduled quarterly meetings.  In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the Audit Committee may delegate, to one or more of its members, authority to approve audit and non-audit services.  Fees payable to the independent auditor for any specific non-audit service approved pursuant to the above-described delegation of authority requires the reporting of any such approvals to the full Audit Committee at its next regularly scheduled meeting.

In accordance with its pre-approval policy, the Audit Committee pre-approved all services in fiscal 2009 and 2008.

MISCELLANEOUS

Stockholder Proposals

Eligible stockholders may present proposals for inclusion in the Corporation’s 2011 Annual Meeting Proxy Statement, provided the proposals comply with applicable Securities and Exchange Commission regulations and are received by the Corporation no later than August 6, 2010.  Any proposal intended to be included in the Corporation’s 2011 Annual Proxy Statement should be sent to the Corporation at 15 Wellman Avenue, North Chelmsford, Massachusetts 01863, Attention:  Rajeev Balakrishna, Vice President and General Counsel.

Stockholders who want to present business for action at the 2011 Annual Meeting, other than proposals included in the 2011 Annual Proxy Statement, must follow the procedures described in the Corporation’s Amended and Restated By-laws as amended by Amendment No. 1 dated as of August 6, 2008 (as amended, the “By-laws”).  The By-laws provide that stockholder proposals or nominations for director may be made only by a stockholder of record who is entitled to vote at the meeting and has given the Corporation advance notice of the proposed business or nomination.  For the 2011 Annual Meeting, the Corporation must receive the stockholder’s notice between September 22, 2010, and October 22, 2010.  If there is a special meeting, or if the 2011 Annual Meeting is called for a date prior to December 21, 2010 or after March 21, 2011, the Corporation must receive the stockholder’s notice not earlier than the close of business on the 120th day prior to the special meeting or the 2011 Annual Meeting, as the case may be, and not later than the close of business on the later of (1) the 90th day prior to the special meeting or the 2011 Annual Meeting, as the case may be, or (2) the 10th day following the day on which the public announcement of the date of the special meeting or the 2011 Annual Meeting is first made.  The proposal must also comply with the other requirements contained in the Corporation’s By-laws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to the Commission’s rules governing the exercise of this authority.

Householding

The rules of the Commission allow for “householding,” which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders.  Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used and (3) the stockholders do not request continuation of duplicate mailings.  If you own shares of Common Stock in your own name as a holder of record, householding will not apply to your shares.  If your shares of Common Stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address.  If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee.

If you wish to request extra copies free of charge of an annual report or proxy statement, please send your request to Courier Corporation, 15 Wellman Avenue, North Chelmsford, Massachusetts 01863, Attention:  Secretary/Clerk; call us with your request at (978) 251-6136; or visit our website at www.courier.com.

Voting of Proxies

The persons named in the enclosed Proxy will vote as directed in the Proxy and, in the absence of such direction, will vote in favor of the actions specified in Items 1, 2, 3 and 4 of the Proxy.  The shares will be voted on such other matters as may properly come before the meeting in accordance with the best judgement of the Proxy holder including, if necessary, voting for a substitute Director nominee unless other instructions are given.  The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting.

By order of the Board of Directors,

RAJEEV BALAKRISHNA
Secretary and Clerk

15 Wellman Avenue

North Chelmsford, Massachusetts 01863

December 4, 2009

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  YOU MAY ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE.

Attachment A

COURIER CORPORATION

Audit and Finance Committee Charter

(Adopted by the Board of Directors at a meeting held on September 25, 2003)

I. General Statement of Purpose

The purposes of the Audit and Finance Committee of the Board of Directors (the “Audit Committee”) of Courier Corporation (the “Company”) are to:

•      oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•      assist the Board of Directors (the “Board”) in its oversight of the qualifications, independence and performance of the Company’s independent auditors; and

•      prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II. Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) satisfy the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (3) not own or control 20% or more of the Company’s voting securities.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act, (3) does not own or control 20% or more of the Company’s voting securities, and (4) is not a current officer or employee or a Family Member of such person, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive

1

officer, chief financial officer or other senior officer with financial oversight responsibilities.  One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause.  Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee.  Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board.  The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company.  A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.  Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV. Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly.  A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.  In lieu of a meeting, the Audit Committee may act by unanimous written consent.  The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.  The Audit Committee may, in its discretion, meet in executive session (outside of the presence of management) at any time.

V. Responsibilities and Authority

A.    Review of Charter

•      The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•      The Audit Committee shall have the sole authority to appoint, determine funding for and oversee the Company’s independent auditor.

2

•      The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

•      The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•      The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.  This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•      The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•      The Audit Committee shall assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

•      The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

C.    Audited Financial Statements and Annual Audit

•      The Audit Committee shall review the overall audit plan with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

3

•      The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)            the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company’s Annual Report on Form 10-K;

(ii)           any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications of alternative disclosures and treatments of financial information within GAAP on the financial statements and the treatment preferred by the independent auditors.  The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii)          the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)          major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•      The Audit Committee shall review and discuss with the independent auditor how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995.

•      The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto.  This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•      The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”), No. 89 (“SAS 89”) and No. 90 (“SAS 90”).

•      If brought to the attention of the Audit Committee, the Audit Committee

4

shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•      Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, SAS 89 and SAS 90, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•      The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.    Unaudited Quarterly Financial Statements

•      The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100.

E.     Procedures for Addressing Complaints and Concerns

•      The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•      The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

F.     Regular Reports to the Board

•      The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to

5

review for the benefit of the Board.

VI. Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.    Engagement of Advisors

•      The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    Legal and Regulatory Compliance

•      The Audit Committee may discuss with management, the independent auditor, and legal counsel the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements.  The Audit Committee may, if it determines it to be appropriate, make recommendations to the Board or other committees of the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•      The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.    Conflicts of Interest

•      The Audit Committee shall conduct an appropriate review of all related party transactions on an ongoing basis, and the approval of the Audit Committee shall be required for all related party transactions.

D.    General

•      The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•      The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•      In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

6

•      The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the function of the Audit Committee is oversight.  The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements.  Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.  In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing.  Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary, it being acknowledged that it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations.

7

Exhibit A

AMENDMENT NO.1 TO THE

COURIER CORPORATION 1999

EMPLOYEE STOCK PURCHASE PLAN

This AMENDMENT NO.1 (the “Amendment”) to the Courier Corporation 1999 Employee Stock Purchase Plan (“the Plan”) has been approved by the Board of Directors of Courier Corporation (the “Company”) on September 23, 2009 and is subject to stockholder approval as set forth below.

WHEREAS, the Board of Directors believes that the continuation of the Plan would be in the best interests of the stockholders of the Company; and

WHEREAS, the Board initially authorized and reserved an aggregate of 100,000 shares under the Plan (the “Initial Shares”), which shares were subject to 3-2 stock splits on August 31, 2001, December 5, 2003 and May 27, 2005; and

WHEREAS, the Plan will run out of authorized shares February 28, 2010 if the Board and the stockholders do not increase the number of authorized shares thereunder prior to that date.

NOW THEREFORE,

Subject to the approval of this Amendment by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, the Board hereby amends the Plan as set forth below.  Defined terms used herein and not defined herein shall have the meaning set forth in the Plan.

1.                                       In addition to the Initial Shares, the Board hereby authorizes and reserves an additional Three Hundred Thousand (300,000) shares of Common Stock for issuance under the Plan.

2.                                       The Plan shall remain in full force and effect as amended hereby.

Approved by the Board of Directors, September 23, 2009

Exhibit B

COURIER CORPORATION
2010 STOCK EQUITY PLAN
FOR NON-EMPLOYEE DIRECTORS

1.                                       Adoption and Purpose of Plan.

Effective September 23, 2009, the board of directors (the “Board of Directors”) of Courier Corporation (the “Company”) adopts this 2010 Stock Equity Plan for Non-employee Directors (the “Plan”).  The Plan is intended to advance the interests of the Company by providing to each of the Directors of the Company who is not also an officer or an employee of the Company or a Subsidiary added incentive to continue in service of the Company, and a more direct interest in its future success, by granting to such Directors Awards under the Plan, subject to the terms and conditions of the Plan as well as the right to elect to receive Director Compensation in the form of shares of Stock or Stock Units.

2.                                       Definitions.

(a)                                  “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Options, Stock grants, Stock Units, Restricted Stock and Restricted Stock Units.

(b)                                 “Code” means the Internal Revenue Code of 1986, as amended.

(c)                                  “Director Compensation” means the annual retainer fees paid to an individual for services rendered as a Director of the Company, as Chairman of the Board of Directors and as a Chairman of any committee of the Board of Directors, but shall not include the fees paid for attendance at meetings of the Board of Directors or any committee thereof.

(d)                                 “Fair Market Value” of a share of Common Stock at any particular date shall be determined according to the following rules:  (a) if the Common Stock is at the time listed on any stock exchange, then the fair market value shall be the closing price of the Common Stock on the date in question; or (b) if the Common Stock is not at the time listed on a stock exchange, the fair market value shall be determined in good faith by the Board of Directors, which may take into consideration (i) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board of Directors to have occurred at arm’s length between willing and knowledgeable investors, or (ii) an appraisal by an independent party, or (iii) any other method of valuation undertaken in good faith by the Board of Directors, or some or all of the above as the Board of Directors shall in its discretion elect.

(e)                                  “Non-employee Director” means an individual who (a) is now or hereafter becomes a member of the Board of Directors by virtue of an election by the stockholders of the Company or election or appointment by the Board of Directors, and (b) is neither an employee nor an officer of the Company.

(f)                                    “Option” means an option to purchase shares of Stock at a fixed exercise price.  The Options granted hereunder shall be options that are not qualified under Section 422 of the Code.

(g)                                 “Participant” means a Non-employee Director to whom an Award has been granted under the Plan.

1

(h)                                 “Restricted Stock” means an Award entitling the Participant to receive shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

(i)                                     “Restricted Stock Units” means Stock Units that are subject to such restrictions and conditions as the Administrator may determine at the time of grant.

(j)                                     “Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting securities immediately prior to such transaction do not own a majority of the outstanding voting securities of the resulting or successor entity (or its ultimate parent, if any) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

(k)                                  “Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

(l)                                     “Stock” means the Common Stock, par value $1.00 per share, of the Company, subject to adjustments pursuant to Section 4.

(m)                               “Stock Units” means phantom stock units which will be issued in shares of Stock, on a one-to-one basis, upon the end of the deferral period.

(n)                                 “Subsidiary” means a corporation, partnership or other entity whose controlling stock or other ownership interest is owned directly or indirectly by the Company.

3.                                       Effectiveness.

The Plan will become effective as of the date of the annual stockholders’ meeting held in January 2010, subject to the conditions stated in the following sentence.  The Plan and each Award granted or to be granted hereunder shall be of no force and effect unless and until the Plan is approved by the Company’s stockholders in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules at the January 2010 annual meeting of stockholders.

4.                                       Stock Subject to the Plan.

Subject to adjustment as provided in this Section 4, the total number of shares of Stock for which Awards may be granted shall not exceed 300,000 shares in the aggregate.  In the event that any Awards granted under the Plan shall be surrendered to the Company or shall terminate, lapse or expire for any reason, the shares underlying such Awards shall be available again for issuance pursuant to the Plan.  Notwithstanding the foregoing, shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be added to the shares authorized for grant under the Plan.

In the event that the outstanding shares of the Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares, or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in stock, corresponding adjustments (as determined by the Board of Directors in their sole discretion to be equitable and appropriate) shall be made in the number and kind of shares underlying outstanding Awards as well as the number of shares for which future Awards may be granted.  Any such adjustments in outstanding Awards shall be made without a change in the aggregate total option price of Awards then outstanding and unexercised, but with a corresponding adjustment in the option price per share.  The Administrator shall also make equitable or proportionate adjustments in the

2

number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

5.                                       Administration of the Plan.

(a)                                  Administrator.  The Plan shall be administered by the Board of Directors (the “Administrator”).

(b)                                 Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                                    to determine the time or times of grant, and the extent, if any, of Options, Stock Units, Stock, Restricted Stock and Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(ii)                                 to determine the number of shares of Stock to be covered by any Award;

(iii)                              to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award certificates;

(iv)                             to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(v)                                subject to the provisions of Section 7(f), to extend at any time the period in which Options may be exercised; and

(vi)                             at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and the Participants.

6.                                       Eligibility and Election.

(a)                                  Election.  Each Non-employee Director may make an election (an “Election”), in accordance with the terms of this Section 6, either (i) to receive Stock Units in lieu of fifty percent (50%) or one hundred percent (100%) of all Director Compensation to be paid to such Director, or (ii) to receive shares of Stock in lieu of fifty percent (50%) or one hundred percent (100%) of all Director Compensation to be paid to such Director.  If no Election is made, the Director Compensation shall be paid in cash.  If an Election is made, the annual Director Compensation shall be converted to Stock Units or shares of Stock based on the Fair Market Value of the Stock on the date of each annual meeting of stockholders, beginning with the 2010 annual meeting of stockholders.  Elections shall be made in writing and delivered to the Plan Administrator no later than December 31 of the year immediately prior to the date of the annual meeting of stockholders.  In the event an individual becomes elected or appointed a Non-employee Director on a date other than on the date of the annual meeting of stockholders, he may make his Election within 30 days of his initial

3

election or appointment.  Any conversion of Director Compensation to Stock Units or shares of Stock shall be based on the Fair Market Value of the Stock on the date such individual is elected or appointed a Non-employee Director.

The amount of each quarterly cash payment of the Director Compensation of a Non-employee Director shall be reduced pro rata to reflect his election to receive Stock Units or Shares of Stock in lieu of the Director Compensation payable in cash.

(b)                                 Stock Units.  Stock Units shall be converted to shares of Stock on a one-to-one basis and shall be issued to a Non-employee Director 30 days after he ceases to serve as a Director of the Company and incurs a “Separation from Service” within the meaning of Section 409A of the Code.  During the deferral period and prior to actual issuance of Stock, a holder of Stock Units shall have no rights as a stockholder of the Company other than the right to receive cash compensation in an amount equivalent to the dividends that would have been paid with respect to the Stock Units if such Stock Units were actually shares of outstanding Stock and at the same time as when dividends are paid to stockholders.

Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

7.                                       Grant of Options.

(a)                                  Grant.  Each Option granted under the Plan shall be evidenced by a written stock option  agreement, entered into by the Company and the Participant, which shall conform to the following terms and conditions and such other terms and conditions not inconsistent with the Plan as the Administrator considers appropriate in each case.  The size of the grant shall be determined at the discretion of the Administrator.

(b)                                 Exercisability.  Each Option granted under the Plan shall be immediately exercisable or subject to such vesting schedule as determined by the Administrator.

(c)                                  Option Price.  The price per share payable upon exercise of an Option shall be the Fair Market Value of the shares covered by the Option on the grant date.

(d)                                 Method of Exercise.  Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  There shall be no such exercise at any one time as to fewer than two hundred (200) shares or, if fewer, all of the remaining shares as to which the Option may then be exercised.  Payment of the purchase price may be made by one or more of the following methods unless otherwise provided in the Option agreement:

(i)                                    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)                                 Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)                              By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into

4

such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)                             By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system.

(e)                                  Nontransferability of Options.  No Option shall be encumbered, assigned, or otherwise transferred, otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of a Participant only by him.  Notwithstanding the foregoing, a Participant may transfer, without consideration for the transfer, his Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(f)                                    Duration of Options.  The period within which an Option may be exercised (the “Option Period”) shall expire not more than ten (10) years from its grant date, but shall be subject to earlier termination:

(i)                                    If the Directorship of the Participant is terminated within the Option Period on account of his fraud, dishonesty or other acts detrimental to the interests of the Company or any Subsidiary, the Option shall automatically terminate as of the date of such termination;

(ii)                                 If the Participant dies during the Option Period and while a Director (or during the additional three-month period provided by paragraph (iii)), the Option may be exercised, to the extent that the Participant was entitled to exercise it at the date of his death, within one year after his death (if otherwise within the Option Period), but not thereafter, by the executor or administrator of the estate of the Participant, or by the person or persons who have acquired the Option directly from the Participant by bequest or inheritance; or

(iii)                              If the Directorship of a Participant is terminated within the Option  Period for any reason other than the circumstances specified in paragraphs (i) and (ii), the Option may be exercised, to the extent the Participant was able to do so at the date of termination of his Directorship, within three months after such termination (if otherwise within the Option Period), but not thereafter.

5

8.                                       Restricted Stock

(a)                                  Nature of Restricted Stock.  The Administrator shall determine the restrictions and conditions applicable to each Award of Restricted Stock at the time of grant.  Conditions may be based on continuing service relationship and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator.

(b)                                 Rights as a Stockholder.  Upon the grant of the Restricted Stock, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 8(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 8(d) below, and the Participant shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)                                  Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock certificate.  Except as may otherwise be provided by the Administrator, if a Participant’s service relationship with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at no cost from such Participant or such Participant’s legal representative simultaneously with such termination of service relationship, and thereafter shall cease to represent any ownership of the Company by the Participant or rights of the Participant as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a Participant shall surrender such certificates to the Company upon request without consideration.

(d)                                 Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator, a Participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the Participant’s termination of service relationship with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 8(c) above.

9.                                       Restricted Stock Units

(a)                                  Nature of Restricted Stock Units.   The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing service relationship and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)                                 Termination.  Except as may otherwise be provided by the Administrator either in the Award certificate or in writing after the Award is issued, a Participant’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the Participant’s termination of service relationship with the Company and its Subsidiaries for any reason.

6

(c)                                  Settlement of Restricted Stock Units.  Restricted Stock Units that have vested shall be converted to shares of Stock on a one-to-one basis and shall be issued to a Non-employee Director 30 days after he ceases to serve as a Director of the Company and incurs a “Separation from Service” within the meaning of Section 409A of the Code.  During the deferral period and prior to actual issuance of Stock, a holder of Restricted Stock Units shall have no rights as a stockholder of the Company other than the right to receive cash compensation in an amount equivalent to the dividends that would have been paid with respect to the Restricted Stock Units if such Restricted Stock Units were actually shares of outstanding Stock and at the same time as when dividends are paid to stockholders.

10.                                 Grants of Stock or Stock Units.

The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) shares of Stock or Stock Units to Non-employee Directors that are not subject to any risks of forfeiture.  If granted in the form of Stock Units, the provisions of Section 9(c) shall apply to such Stock Units.

11.                                 Effect of Awards.

Except as otherwise provided in the Plan, the grant of an Award shall not entitle the Participant to have or claim any rights of a stockholder of the Company, whether as to dividends, voting rights or otherwise.  Neither the grant of an Award nor the making of any Award agreement under the Plan shall confer upon the Participant any right with respect to continuation of his Directorship, nor shall it affect or restrict the right of the Company or any assuming or succeeding Company to terminate his Directorship at any time.

12.                                 Purchase for Investment.

Unless the shares to be issued upon exercise of an Option or grant of an Award have been effectively registered under the Securities Act of 1933, as amended, the Company shall be under no obligation to issue any shares covered by any Option or Award unless the person who exercises the Option or receives the Award gives a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company, and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, as amended, or any other applicable law, and that if shares are issued without such registration a legend to this effect shall be endorsed upon the securities so issued.

13.                                 Designation of Beneficiary.

Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

14.                                 Delivery of Stock Certificates.

Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of

7

receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

15.                                 Duration, Amendment and Termination of Plan.

Awards may be granted under the Plan from time to time until the close of business on January 20, 2020.  The Board of Directors may at any time amend the Plan, provided, however, that without approval of the Company’s stockholders there shall be no:  (a) increase in the total number of shares of Stock reserved for issuance under the Plan, except by operation of the provisions of Section 4; (b) change in the class of individuals eligible to receive Awards; (c) reduction in the exercise price of any Option; (d) extension of the latest date upon which any Option may be exercised; (e) material increase of the obligations of the Company or rights of any Participant under the Plan or any Award granted pursuant to the Plan; (f) expansion of the types of Awards available under the Plan; (g) material change in the method of determining fair market value; or (h) material extension of the term of the Plan.  No amendment shall adversely affect outstanding Awards without the consent of the Participant.  The Plan may be terminated at any time by action of the Board of Directors, but any such termination will not terminate Awards then outstanding, without the consent of the Participant.

16.                                 Mergers and Other Transactions.

Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award agreement, in the case of and subject to the consummation of a Sale Event,  all Options that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion.  Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale

8

Price multiplied by the number of shares of Stock subject to outstanding Options (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options held by such grantee.

All Restricted Stock Units and Stock Units shall be distributed in cash or in kind to the Participant immediately after the effective time of such merger, consolidation or sale if such event is considered a “Change in Control” event within the meaning of Section 409A of the Code and the regulations promulgated thereunder.

9

<STOCK#> 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 0 2 3 7 0 5 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 014A1B 1 U PX + Annual Meeting Proxy Card Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. For Against Abstain 2. Proposal to approve an amendment to the 1999 Employee Stock Purchase Plan which would increase the number of shares available for grant under the plan, as described in the enclosed Proxy Statement. 3. Proposal to approve the adoption of the Courier Corporation 2010 Stock Equity Plan for Non-Employee Directors as described in the attached Proxy Statement. Change of Address — Please print new address below. Comments — Please print your comments below. 01 - Paul Braverman 02 - Peter K. Markell 03 - Ronald L. Skates 1. Election of Directors: For Withhold For Withhold For Withhold 4. Proposal to approve the appointment of Deloitte & Touche LLP as the Independent Auditors of the Corporation. For Against Abstain 5. To transact such other business as may properly come before the meeting and/or any adjournment or adjournments thereof. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on January 20, 2010. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS – JANUARY 20, 2010 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Courier Corporation (the “Corporation”) hereby constitutes and appoints James F. Conway III, Kathleen Foley Curley and W. Nicholas Thorndike, and each of them singly, with full power of substitution, the attorneys and Proxies of the undersigned, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of the Corporation to be held on January 20, 2010, commencing at 11:00 a.m., and/or at any adjournment or adjournments thereof (the Proxy Statement in connection therewith and due notice of the time, place and purposes of such a meeting have been received by the undersigned) and at such meeting and/or any adjournment or adjournments thereof to vote and act with respect to all shares of Common Stock of the Corporation standing in the name of the undersigned or in respect of which the undersigned is entitled to vote, with all the powers the undersigned would possess if personally present at said meeting and/or any adjournment or adjournments thereof and especially to vote as follows, a majority of said attorneys and Proxies, or any one if only one be present, to have all the powers of said attorneys or Proxies. When properly executed, this proxy will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of the three nominees for Class C Directors, FOR the approval of an amendment to the 1999 Employee Stock Purchase Plan, FOR the adoption of the 2010 Stock Equity Plan and FOR the ratification for the selection of Deloitte & Touche LLP as the Corporation’s independent auditors; with discretionary authority to vote upon such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4. A stockholder wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the envelope provided. The undersigned hereby ratifies and confirms all that said attorneys and Proxies and each of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof revoking any proxy heretofore given with respect to such shares. If you vote by using the Internet or by telephone, please DO NOT mail back this proxy card. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. . Proxy — Courier Corporation Dear Stockholder, Please take note of the important information enclosed with this Proxy Ballot. There are four issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, to be held at 11:00 A.M. on January 20, 2010. Thank you in advance for your prompt consideration of these matters. Sincerely, COURIER CORPORATION Please note this year’s Annual Meeting of Stockholders will be held at: Radisson Hotel Nashua 11 Tara Boulevard Nashua, NH 03062 [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1]